UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06526

The Boston Trust & Walden Funds
(Exact name of registrant as specified in charter)

One Beacon Street, Boston MA			02108
(Address of principal executive offices)			(Zip code)

3435 Stelzer Rd. Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-282-8782

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2014

Item 1. Reports to Stockholders.

Annual Report March 31, 2014

Table of Contents

Economic and Market Summary	3

Boston Trust Asset Management Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	12
Financial Statements	14
Financial Highlights	16

Boston Trust Equity Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	17
Financial Statements	18
Financial Highlights	20

Boston Trust Midcap Fund
Manager Commentary	6
Investment Performance	7
Schedule of Portfolio Investments	21
Financial Statements	22
Financial Highlights	24

Boston Trust SMID Cap Fund
Manager Commentary	8
Investment Performance	9
Schedule of Portfolio Investments	25
Financial Statements	26
Financial Highlights	28

Boston Trust Small Cap Fund
Manager Commentary	10
Investment Performance	11
Schedule of Portfolio Investments	29
Financial Statements	30
Financial Highlights	32

Environmental, Social and Governance Research and Action Update	34

Walden Asset Management Fund
Manager Commentary	36
Investment Performance	37
Schedule of Portfolio Investments	44
Financial Statements	46
Financial Highlights	48

Walden Equity Fund
Manager Commentary	36
Investment Performance	37
Schedule of Portfolio Investments	49
Financial Statements	50
Financial Highlights	52

Walden Midcap Fund
Manager Commentary	38
Investment Performance	39
Schedule of Portfolio Investments	53
Financial Statements	54
Financial Highlights	56

Walden SMID Cap Innovations Fund
Manager Commentary	40
Investment Performance	41
Schedule of Portfolio Investments	57
Financial Statements	58
Financial Highlights	60

Walden Small Cap Innovations Fund
Manager Commentary	42
Investment Performance	43
Schedule of Portfolio Investments	61
Financial Statements	62
Financial Highlights	64

Notes to Financial Statements	65
Report of Independent Public Accounting Firm	72
Supplementary Information	73
Investment Adviser Contract Approval	77
Information About Trustees and Officers	79

Boston Trust Investment Management, Inc. (BTIM), a subsidiary of Boston Trust & Investment Management Company and an affiliate of Walden Asset Management (Walden), serves as investment adviser (the Adviser) to the Boston Trust & Walden Funds and receives a fee for its services. Walden, a division of Boston Trust & Investment Management Company, performs shareholder advocacy, proxy voting, screening services, and other environmental, social and governance initiatives for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Funds are not deposits of, obligations of, or guaranteed by BTIM or its affiliates, nor are they federally insured by the FDIC. Investments in the Funds involve investment risks, including the possible loss of principal. Funds are distributed by BHIL Distributors, Inc. Member FINRA.

The foregoing information and opinions are for general information only. Boston Trust & Walden Funds and BTIM do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

The Boston Trust & Walden Funds may invest in foreign securities, which may involve risk not typically associated with U.S. investments.

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Photography credits:

•    Cover: Bruce Field

•    Pages 1, 7, 39 and 43: Jim Gallagher

•    Pages 5, 9, and 41: Rebecca Monette

•    Pages 11 and 37: Janet C. Dygert

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The Boston Trust & Walden Funds A Registered Investment Company

Boston Trust and Walden Funds	Domenic Colasacco, CFA
Economic and Market Summary	Portfolio Manager and President
(Unaudited)	Boston Trust Investment Management, Inc.

For the 12-months ended March 31, 2014, the S&P 500 Index posted a total return of 21.86%. Most other domestic equity indices generated equally impressive results, with prices for most reaching new record highs as the fiscal year progressed. In the aggregate, stock prices are now close to three times the lowest levels reached in the depths of the financial crisis in March 2009.

Our Economic Outlook

At any point in time there is usually a divergence of opinion among economic and market forecasters. As of the end of our Funds’ March 31, 2014 fiscal year, those individuals with a more bullish view about the economy mention that, despite being in the fifth year of recovery, we have yet to see any appreciable supply imbalances or signs of worrisome inflation. Additionally, consumer balance sheets continue to improve, as do government deficits at both the federal and state level. In the private sector, the key housing and automotive industries have rebounded sharply from near-depression levels of just a few years ago, in the process helping to lift employment levels near prior peaks. And most surprising in recent years has been the reversal in the long downward trend of domestic energy production. Many in the industry now predict that American energy independence is possible within five years due to growth in domestic production and enhanced technology that helps conservation efforts; greater domestic production improves our trade imbalance and helps lift economic growth.

There are few pessimistic economists these days, but those that proffer adverse comments frequently mention that our current economic recovery reflects unsustainable monetary policies of central banks around the globe. Most assert that near zero interest rates distort consumer and business behavior, which in turn increases the risk of future asset bubbles and inflation. Increasing geopolitical risks are also a frequent refrain, with Russia’s current conflict with Ukraine just one in a long line of potential global issues that could impact international trade, supply chains and general economic activity.

Our view has been on the more optimistic side of the economic debate since mid-summer 2009. There has been plenty to be concerned about in the past five years, but a combination of expansionary monetary and fiscal policies together with pent up demand in housing and autos has led us to believe that economic conditions were likely to improve, both domestically and in other developed economies. Except for a major upheaval in global politics (which is possible, although difficult to predict) we see no reason to change our core view at this time. A year from now, we expect about two million more people to be employed here in the United States, and those already employed should have modestly higher wages. Internationally, conditions in both Japan and Europe have stabilized. Emerging markets remain as risky as always, yet continue to grow in the aggregate. We agree with forecasts that call for real global Gross Domestic Product (1) to expand at close to a 3% rate in calendar 2014, a level that usually supports an increase in both corporate profits and cash flows.

Investment Strategy

Prospective economic conditions are important, however not the sole factor we consider when setting investment policy. Prevailing interest rates and valuations of corporate profits are equally relevant, particularly when looking out over a several year time horizon. Geopolitics aside, our confidence about a favorable, prospective economic path in the coming year has increased. Yet there is no question that current valuations of corporate profits leave much less room for disappointment going forward. The explanation is simple, most of the roughly 65% rise in aggregate stock prices since autumn of 2011 has reflected an increase in the valuation of corporate earnings rather than actual gains in profitability. Specifically, in October 2011 the stocks in the S&P 500 Index were available at an aggregate multiple of less than 12 times anticipated 2012 profits. Today, essentially the same group of companies sells for more than 16 times prospective 2014 earnings. Stated differently, more than one-half of the price increase over the past 21/2 years has been driven by a change in valuation instead of actual profit growth. The reason we continue to hold mostly stocks in our Asset Management Funds reflects the fact that 16 to 17 times projected profits is not extreme, measured by either past standards or the usual equity valuation models we utilize that incorporate growth prospects, dividend yields, profit margins and interest rates. Going forward, we suspect the economy has to do more than just avoid collapsing (as was the case in 2011) for stocks to post an attractive return; future equity returns are more likely to be driven by higher levels of growth and profitability, not just a further increase in valuation.

(1) The Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

Boston Trust Asset Management Fund

Boston Trust Equity Fund

March 31, 2014

Domenic Colasacco, CFA

Portfolio Manager and President

Boston Trust Investment Management, Inc.

Asset Management Fund Objective

The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

Stock prices, as measured by the S&P 500 Index, increased by 21.86% over the fiscal year ended March 31, 2014. If we look back just over two years, to September 2011, cumulatively, the S&P 500 has gained in the vicinity of 70%, including dividends. All of the other key domestic equity indices have posted similar stellar results through these recent periods.

We have not changed our thoughts about the primary factors behind the steady increase in equity prices from those outlined in prior reports. These include sustained economic growth (however modest), gains in corporate profits, and the Federal Reserve’s continued low interest rate, accommodative monetary policy. Moreover, investors have gained more confidence that we are not about to move back toward recession here in the United States and, in particular, Europe, where monetary policy initiatives and political compromise have reduced widespread concern related to the sovereign debt crisis. As confidence about the global economic outlook improved and fears of another recession receded, investors have assigned a higher valuation to corporate results. Specifically, the price-to-earnings (1) ratio for the S&P 500 Index is now approximately 16 times projected 2014 operating profits, up from a depressed level of roughly 11 times projected 2012 earnings in the fall of 2011.

The Boston Trust Asset Management Fund has been well positioned to participate in the sharp rise in stock prices due mostly to our consistent decision to keep the equity allocation near the upper end of policy ranges. The graph on the subsequent page outlines the sharp contrast in recent stock and bond returns. At nearly 70 percentage points over the last 2.5 years, the spread is among the widest in favor of stocks for the past several decades.

The overall return of the Boston Trust Asset Management Fund was competitive, posting a total return of 13.13%. The Fund’s equity segment, however, trailed the performance of the S&P 500 Index for the fiscal year ended March 31, 2014, as did the return of the Boston Trust Equity Fund, which posted a gain of 17.84% for the period. As has often been the case in past periods of sharply rising markets, our high-quality equity discipline, which seeks to identify companies with long histories of financial success, limited results as equity markets reached new highs. Higher quality, more stable investments tend to perform comparatively better during periods of market turmoil and decline, and trail most equity in periods of sharply rising prices.

With respect to specific investments within the Boston Trust Asset Management Fund and Boston Trust Equity Fund’s equity holdings, we continue to avoid the temptation to purchase high-flying, richly appraised stocks such as Tesla, Netflix, Facebook and Twitter, among others, which garner media headlines. Many of these may succeed as companies, but it will be more difficult for their stocks to reward future investors given the huge growth implicit in current valuations. As usual, equity emphasis in all our funds remains in companies across a broad range of sectors with above average financial strength and lower-risk business models. We believe such emphasis is unlikely to help comparative equity performance if financial markets enter a more speculative phase, but we remain confident that higher-quality stocks are likely to generate competitive returns, with lower risk, over the longer term.*

(1)    The price-to-earnings ratio (“P/E ratio”) is a valuation metric computed by dividing the company’s current share price by its per share earnings.

*            Portfolio composition is subject to change.

Investment Performance (Unaudited)

	Annualized
	1 Year Ended	5 Years Ended	10 Years Ended
	3/31/14	3/31/14	3/31/14
Boston Trust Asset Management Fund(1)	13.13%	13.24%	6.89%
Boston Trust Equity Fund(1)	17.84%	18.66%	7.39%
S&P 500 Index	21.86%	21.16%	7.42%
Barclays U.S. Government/Credit Bond Index	-0.26%	5.07%	4.41%
Citigroup 90-Day U.S. Treasury Bill Index	0.05%	0.09%	1.56%
Morningstar U.S. Open-End Moderate Allocation Funds Avg.	11.69%	14.13%	5.61%

The charts represent a 10-year hypothetical $100,000 investment in the Boston Trust Management Fund and the Boston Trust Equity Fund, and represent the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Asset Management Fund is measured against a combination of equity and fixed income indices. The Boston Trust Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Barclays U.S. Government/Credit Bond Index is a component of the Barclays U.S. Aggregate Index. The Barclays U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (e.g., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month Treasury bill issues. The three-month Treasury bills are the short-term debt obligations of the U.S. Government. The Morningstar U.S. Open-End Moderate Allocation Funds Average represents performance of portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative- allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash. The indices are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Boston Trust Asset Management Fund

Fund Net Asset Value:	$40.03
Gross Expense Ratio(1):	0.96%

Boston Trust Equity Fund

Fund Net Asset Value:	$19.67
Gross Expense Ratio(1):	1.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Funds’ Gross Expense Ratio is from the most recent prospectus, dated August 1, 2013. The Gross Expense Ratio for the Boston Trust Equity Fund includes the impact of repayment of fees and expenses which were previously reimbursed under the terms of the Fund’s contractual expense limitation agreement, which continues through August 1, 2014, and may be terminated thereafter. The contractual fee limit under the agreement is 1.00% of each Fund’s average annual net assets. Please see each Fund’s most recent prospectus for details. Additional information pertaining to each Fund’s expense ratio as of March 31, 2014, can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower.

Boston Trust Midcap Fund

March 31, 2014

Stephen J. Amyouny, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“midcap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

Equities continued their advance to record prices during the 12-month period ended March 31, 2014. The Boston Trust Midcap Fund posted a total return of 18.02% for the period, trailing the benchmark Russell Midcap Index return of 23.51%. Perhaps more importantly, stocks have posted extraordinary returns since the depths of the financial crisis five years ago as the Russell Midcap Index has produced a five-year annualized return of 25.55%.  The Fund’s five-year annualized return was 22.71%. The most significant factor that has influenced the Fund’s relative performance during these periods was the strong performance of lower quality, more volatile stocks versus the higher quality stocks that we favor.

Although it is the largest single contributor to equity returns over long periods of time, corporate profit growth was actually quite modest this past year—mid-single digits in aggregate—and was not the principal component of the superb equity returns. Rather, as investors began to acknowledge the economic improvements and the diminished fiscal and geopolitical concerns noted above, equity valuations expanded sharply. However, we entered the year with a belief that equity valuations were quite attractive; thus, the steady increase in equity valuations throughout the year was not unjustified given the afore-mentioned improvements in the economic environment, and in turn, the increasingly positive outlook for corporate profits.

The Fund benefited from the strong performance of economically sensitive stocks, especially within the consumer discretionary and industrials sectors. Several regional banks held within the Fund also posted strong performance during the year due to improving credit quality, rising loan demand, and the potential benefits of a steepening yield curve; these banks included Comerica, Signature Bank, East West Bancorp, and Cullen/Frost. Utility stocks and real estate investment trusts (REITs)(1), two industries in which the Fund maintains less representation than the benchmark index, generally trailed the benchmark index return. The Fund was adversely impacted by security selection within the information technology sector in which several of the Fund’s positions performed poorly.  The weak performances of several stocks that participate in the enterprise corporate IT segment of the market were a drag on overall results. These stocks included Teradata, Citrix Systems, and TIBCO Software.*

Portfolio Strategy

Equity valuations have increased substantially from the depressed levels reached during the financial crisis, yet in aggregate, they remain reasonable given the outlook for corporate profits, still-low interest rates, and very modest inflation expectations. There are, however, segments of the market that have experienced significant valuation expansion which may now reflect overly-optimistic projections of future corporate earnings. Early stage biotechnology, cloud computing, social media, and internet-related businesses are among the groups where equity valuations appear disconnected with fundamentals. In fact, speculative enthusiasm for these groups of stocks faded in late February and March, leading to sharply lower prices for many of these shares.

Although geopolitical risks remain elevated and economic growth in some emerging markets has recently disappointed, we continue to favor companies with broad-based international exposure, especially within the industrials, healthcare, technology, and consumer staples sectors. The Fund is well-represented in the healthcare and technology sectors; however, the composition of our holdings in these sectors differs from the index constituents. In healthcare, the Fund’s holdings are concentrated in high-quality companies that participate in the medical device, equipment, supply, and/or service segments of the industry; we avoid investments in the more speculative segments of the industry (e.g. biotechnology) where future success is largely uncertain. In the technology sector, we likewise seek to invest in a diversified set of high-quality companies with track records of successful revenue and earnings growth and business models that we believe are sustainable over the long term. We generally shun companies with emerging, yet unproven, technologies or business services that we view as less defensible over the long term.*

In the financial sector, we continue to own a basket of well-capitalized regional banks.  We believe that these banks could benefit from increasing loan demand and rising interest rates, the latter of which may allow them to earn more attractive returns on their assets. Although high dividend paying REITs offer some short-term appeal to income-oriented investors seeking alternatives to low yielding bonds, we continue to maintain below average representation in this market segment as there appears to be a disconnect between present valuations and the fundamental outlook for this group of companies.*

(1)         REITs (real estate investment trusts) are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other real estate properties. Most REITs trade on major stock exchanges or over the counter. Investments in the Fund are subject to risks related to a direct investment in real estate such as regulatory risk, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

*                 Portfolio composition is subject to change.

Investment Performance (Unaudited)

	Annualized
	1 Year Ended	5 Year Ended	Since Inception
	3/31/14	3/31/14	9/24/07
Boston Trust Midcap Fund(1)	18.02%	22.71%	8.79%
Russell Midcap® Index	23.51%	25.55%	7.68%

The chart represents the historical performance of a hypothetical $100,000 investment in the Boston Trust Midcap Fund from September 24, 2007 to March 31, 2014, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$15.03
Gross Expense Ratio(1):	1.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2013. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2014 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2014 and may be terminated thereafter.

Boston Trust SMID Cap Fund

March 31, 2014

Kenneth P. Scott, CFA

Stephen C. Franco, CFA

Heidi H. Vanni, CFA

Portfolio Managers

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

U.S. equity markets rose sharply for the 12-month period ended March 31, 2014, with the value of the benchmark Russell 2500® Index increasing 24.01%. The U.S. market welcomed continued improvement in economic fundamentals.

The Boston Trust SMID Cap Fund, which focuses on higher quality, more innovative companies, posted a strong gain of 20.05% for the 12-month period, although disappointingly, underperforming the benchmark return for the fiscal period.

Generally, stocks of higher-quality companies underperform relative to the index when share prices rise sharply and when expectations for volatility are low and falling. This is consistent with the view that stock values, and those of riskier companies in particular, appreciate as investors demonstrate increased appetite for risk. On a key measure of quality—volatility of returns on invested capital—stocks with lower-quality profiles outperformed in the year ended March 31, 2014. On other measures of quality, such as profitability, the performance impact is less clear.

Boston Trust SMID Cap portfolio holdings in aggregate posted continued improvement in their fundamentals. For example, through March 31, 2014, year-over-year median sales per share growth rates exceeded those of the benchmark constituents.*

Portfolio Strategy

The top individual stock contributors to performance this year were early stage commercial lender SVB Financial (SIVB), small business lender Signature Bank (SBNY), mortgage servicer Ocwen Financial (OCN), rail safety products manufacturer Wabtec (WAB), and energy-efficient oven producer Middleby (MIDD).*

Laggards this year were seismic equipment firm Geospace (GEOS), high capacity interconnect designer Mellanox (MLNX), at-home beverage carbonation system manufacturer SodaStream (SODA), wireless technology developer InterDigital (IDCC), and exploration and production firm Denbury Resources (DNR).*

Boston Trust aims to maintain SMID-cap portfolio sector weights comparable to those of the overall SMID-cap market. Slight differences in sector weights had no significant impact on relative performance. However, at the subsector level there were differences that affected performance. For example, our focus on higher-quality companies resulted in under-weights in certain lower-quality industries (e.g. airlines, biotechnology, and media) that fared particularly well during the 12-month period.*

In the past two years we have observed what we regard as a disconnect between the market returns of smaller stocks and their less than stellar fundamental performance. A generally optimistic economic outlook, including expectations for continued low interest rates and persistence of cyclical success likely underlie the historically high, current valuation of the SMID-cap market. According to our analysis of Russell index data, the SMID-cap market valuation, on a price-to-sales(1) basis and on a price-to-earnings ratio, based on trailing twelve month earnings consistent with GAAP, or price-to-earnings(1) basis, is now more than one standard deviation above its 20-year median. The Boston Trust SMID Cap Fund holdings have benefited less from the extraordinary price-to-earnings ratio expansion in the recent past.*

Nevertheless, we do not believe that the broad SMID-cap market index can produce superior risk-adjusted total returns relative to a subset of higher-quality companies in the long run. The valuation of the Russell 2500® Index remained at an elevated level, trailing price-to-earnings ratio of 32x as of March 31, 2014. We believe this is noteworthy when compared to the price-to-earnings ratio of 25x for the higher-quality holdings of the Boston Trust SMID Cap Fund. At some point, gains from valuation expansion may become difficult to sustain, given the inferior fundamentals of the index. Thus, especially on a mid- and long-term basis, or in a return to normal market volatility, we remain pleased with the relative outlook of the subset of profitable, more innovative, faster growing, more reasonably valued companies that we have identified for Fund shareholders.*

(1)         The price-to-sales ratio is a valuation metric computed by dividing the company’s current share price by per-share sales. The price-to-earnings ratio (“P/E ratio”) is a valuation metric computed by dividing the company’s current share price by its per share earnings.

*                 Portfolio composition is subject to change.

Investment Performance (Unaudited)

	Annualized
	1 Year Ended	Since Inception
	3/31/14	11/30/11
Boston Trust SMID Cap Fund(1)	20.05%	17.78%
Russell 2500™ Index	24.01%	24.05%

The chart represents the historical performance of a hypothetical $100,000 investment in the Boston Trust SMID Cap Fund from November 30, 2011 to March 31, 2014, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust SMID Cap Fund is measured against the Russell 2500TM Index, which is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$13.49
Gross Expense Ratio(1):	2.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2013. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2014 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2014 and may be terminated thereafter.

Boston Trust Small Cap Fund

March 31, 2014

Kenneth P. Scott, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund is to seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

U.S. equity markets rose sharply for the 12-month period ended March 31, 2014, with the value of the benchmark Russell 2000® Index increasing 24.90%. The U.S. market welcomed continued improvement in economic fundamentals.

The Boston Trust Small Cap Fund, which focuses on higher quality, more innovative companies, posted a strong gain of 18.74% for the 12-month period, although, disappointingly, underperforming the benchmark return for the fiscal period. For the 3-year and 5-year periods ended March 31, 2014, the Fund also underperformed. For the 10-year and 15-year periods ended March 31, 2014, i.e. those that cover at least one full market cycle, the Boston Trust Small Cap Fund outperformed the Russell 2000® while demonstrating lower volatility.

Generally, stocks of higher-quality companies underperform when share prices rise sharply and when expectations for volatility are low and falling. This is consistent with the view that stock values, and those of riskier companies in particular, appreciate as investors demonstrate increased appetite for risk. On a key measure of quality—volatility of returns on invested capital—stocks with lower-quality profiles outperformed in the year ended March 31, 2014. On other measures of quality, such as profitability, the performance impact is less clear.

Portfolio Strategy

The Boston Trust Small Cap portfolio holdings in aggregate posted continued improvement in their fundamentals. For example, through March 31, 2014, year-over-year median sales per share growth rates exceeded those of the benchmark constituents.

This has led some clients to ask: Does Boston Trust need a bear market in order to outperform? The answer is: No. The more recent, consistently upward path of market returns has been a particular challenge for Boston Trust. In typical, during rising markets the Boston Trust Small Cap strategy has generally performed well relative to its benchmark. The Russell 2000® has now, however, sustained seven consecutive quarters of positive returns. This is rare, but not unprecedented, having happened once before (the eight calendar quarters of 1995-1996) in the three-decade history of the Russell 2000®. We believe the Fund would benefit simply from a return to a normal market performance pattern.

In the past two years we have observed what we regard as a disconnect between the market returns of smaller stocks and their less than stellar fundamental performance. A generally optimistic economic outlook, including expectations for continued low interest rates and persistence of cyclical success likely underlie the historically high, current valuation of the small-cap market. According to our analysis of Russell index data, the small-cap market valuation, on a price-to-sales(1) basis and on a trailing price-to-GAAP(1) earnings, or price-to-earnings basis, is now more than one standard deviation above its 20-year median. The Boston Trust Small Cap Fund holdings have benefited less from the extraordinary price-to-earnings ratio expansion in the recent past.*

Nevertheless, we do not believe that the broad small-cap market index can produce superior risk-adjusted total returns relative to a subset of higher-quality companies in the long run. The valuation of the Russell 2000® Index remained at an elevated level, trailing price-to-earnings ratio of 50x on March 31, 2014. We believe this is noteworthy when compared to the price-to-earnings ratio of 27x for the higher-quality holdings of the Boston Trust Small Cap Fund. At some point, gains from valuation expansion will become difficult to sustain, given the inferior fundamentals of the index. Thus, especially on a mid- and long-term basis, or in a return to normal market volatility, we remain pleased with the relative outlook of the subset of profitable, more innovative, faster growing, more reasonably valued companies that we have identified for Fund holders.

(1)         The price-to-sales ratio is a valuation metric computed by dividing the company’s current share price by per-share sales. The price-to-earnings ratio (“P/E ratio”) is a valuation metric computed by dividing the company’s current share price by its per share earnings.

*                 Portfolio composition is subject to change.

Investment Performance (Unaudited)

	Annualized
	1 Year Ended	5 Years Ended	10 Years Ended
	3/31/14	3/31/14	3/31/14
Boston Trust Small Cap Fund(1),*	18.74%	22.24%	9.85%
Russell 2000® Index	24.90%	24.31%	8.53%

The chart represents a 10-year hypothetical $100,000 investment in the Boston Trust Small Cap Fund and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*                 The quoted performance for the Fund reflects the performance of a collective investment fund that was previously managed with full investment authority by the parent company of the Fund’s Adviser prior to the establishment of the Fund on December 16, 2005. The performance of the collective investment fund has been restated to reflect the net expenses of the Fund after all expenses at an annual rate of 1.25%, the Adviser’s expense limitation for its initial year of investment operations. The collective investment fund was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the collective investment fund had been registered, the collective investment fund’s performance may have been adversely affected.

The Boston Trust Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U. S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$15.73
Gross Expense Ratio(1):	1.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2013. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2014 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2014 and may be terminated thereafter.

Schedule of Portfolio Investments	Boston Trust Asset Management Fund
March 31, 2014

Security Description	Shares	Fair Value ($)

COMMON STOCKS (79.0%)
Consumer Discretionary (10.0%)
Advance Auto Parts, Inc.	2,500	316,250
Autoliv, Inc.	30,000	3,010,500
Comcast Corp., Class A	100,000	5,002,000
DIRECTV (a)	35,000	2,674,700
Johnson Controls, Inc.	25,000	1,183,000
McDonald’s Corp.	25,000	2,450,750
NIKE, Inc., Class B	80,000	5,908,800
Nordstrom, Inc.	40,000	2,498,000
Omnicom Group, Inc.	70,000	5,082,000
Ross Stores, Inc.	60,000	4,293,000
Wal-Mart Stores, Inc.	20,000	1,528,600
		33,947,600
Consumer Staples (7.3%)
Church & Dwight Co., Inc.	30,000	2,072,100
Colgate-Palmolive Co.	25,000	1,621,750
Costco Wholesale Corp.	35,000	3,908,800
Diageo PLC, Sponsored ADR	30,000	3,737,700
McCormick & Co., Inc.	25,000	1,793,500
Nestle SA, Sponsored ADR	50,000	3,761,000
PepsiCo, Inc.	40,000	3,340,000
Procter & Gamble Co.	35,000	2,821,000
Reckitt Benckiser Group PLC, Sponsored ADR	40,000	659,200
SYSCO Corp.	35,000	1,264,550
		24,979,600
Energy (7.1%)
Apache Corp.	7,500	622,125
Chevron Corp.	50,000	5,945,500
ConocoPhillips	45,000	3,165,750
Exxon Mobil Corp.	105,000	10,256,400
Schlumberger Ltd. GDR	45,000	4,387,500
		24,377,275
Financials (12.7%)
American Express Co.	30,000	2,700,900
BB&T Corp.	40,000	1,606,800
Chubb Corp.	70,000	6,251,000
Cincinnati Financial Corp.	125,000	6,082,500
Comerica, Inc.	60,000	3,108,000
Commerce Bancshares, Inc.	26,250	1,218,525
JPMorgan Chase & Co.	100,000	6,071,000
M&T Bank Corp.	10,000	1,213,000
Northern Trust Corp.	22,500	1,475,100
PNC Financial Services Group, Inc.	40,000	3,480,000
State Street Corp.	25,000	1,738,750
T. Rowe Price Group, Inc.	75,000	6,176,250
US Bancorp	50,000	2,143,000
		43,264,825
Health Care (9.7%)
Allergan, Inc.	22,500	2,792,250
Becton, Dickinson & Co.	50,000	5,854,000
C.R. Bard, Inc.	35,000	5,179,300
DENTSPLY International, Inc.	55,000	2,532,200
Edwards Lifesciences Corp. (a)	25,000	1,854,250
Johnson & Johnson, Inc.	25,000	2,455,750
Medtronic, Inc.	20,000	1,230,800
Mettler-Toledo International, Inc. (a)	7,500	1,767,600
Roche Holding AG, Sponsored ADR	120,000	4,526,400
Saint Jude Medical, Inc.	20,000	1,307,800
Stryker Corp.	20,000	1,629,400
Varian Medical Systems, Inc. (a)	25,000	2,099,750
		33,229,500

	Shares or
	Principal
	Amount ($)

Industrials (16.0%)
3M Co.	35,000	4,748,100
Deere & Co.	15,000	1,362,000
Donaldson Co., Inc.	150,000	6,360,000
Emerson Electric Co.	75,000	5,010,000
Hubbell, Inc., Class B	42,500	5,094,475
Illinois Tool Works, Inc.	75,000	6,099,750
Precision Castparts Corp.	30,000	7,582,800
Rockwell Collins, Inc.	70,000	5,576,900
Union Pacific Corp.	10,000	1,876,600
United Parcel Service, Inc., Class B	50,000	4,869,000
W.W. Grainger, Inc.	25,000	6,316,500
		54,896,125
Information Technology (12.4%)
Accenture PLC GDR, Class A	70,000	5,580,400
Apple, Inc.	10,000	5,367,400
Automatic Data Processing, Inc.	70,000	5,408,200
EMC Corp.	150,000	4,111,500
Google, Inc., Class A (a)	2,000	2,229,020
Intel Corp.	25,000	645,250
International Business Machines Corp.	25,000	4,812,250
Microsoft Corp.	140,000	5,738,600
Oracle Corp.	125,000	5,113,750
QUALCOMM, Inc.	40,000	3,154,400
		42,160,770
Materials (3.8%)
Air Products & Chemicals, Inc.	25,000	2,976,000
AptarGroup, Inc.	30,000	1,983,000
Ecolab, Inc.	25,000	2,699,750
Sigma-Aldrich Corp.	55,000	5,135,900
		12,794,650
TOTAL COMMON STOCKS (Cost $142,626,276)		269,650,345

CORPORATE BONDS (3.3%)
Consumer Staples (0.2%)
Diageo Capital PLC, 5.50%, 9/30/16	500,000	557,004

Financials (2.5%)
American Express Bank FSB, 6.00%, 9/13/17, MTN	200,000	229,855
American Express Co., 2.65%, 12/2/22	1,926,000	1,833,227
American Express Co., 7.00%, 3/19/18	1,500,000	1,780,678
John Deere Capital Corp., 5.35%, 4/3/18, MTN	1,000,000	1,132,014
JPMorgan Chase & Co., 3.15%, 7/5/16	1,500,000	1,570,531
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/1/18	500,000	674,811
Wells Fargo & Co., 2.63%, 12/15/16	1,500,000	1,564,144
		8,785,260
Industrials (0.1%)
Emerson Electric Co., 5.13%, 12/1/16	300,000	331,702

Information Technology (0.3%)
Oracle Corp., 5.75%, 4/15/18	750,000	864,228

Telecommunication Services (0.2%)
AT&T, Inc., 5.63%, 6/15/16	500,000	550,706
TOTAL CORPORATE BONDS (Cost $9,999,661)		11,088,900

See Notes to Financial Statements

	Shares or
	Principal
Security Description	Amount ($)	Fair Value ($)

MUNICIPAL BONDS (2.0%)
Florida (0.3%):
Florida State Board of Education, Series D, GO, 5.00%, 6/1/21, Callable 6/1/17 @ 100	1,000,000	1,130,480

Illinois (0.5%):
Illinois State, Series A, GO, 5.00%, 3/1/22, Callable 5/5/14 @ 100	600,000	601,428
Illinois State, GO, 5.00%, 4/1/24, Callable 4/1/17 @ 100	500,000	535,825
Illinois State, Series A, GO, 5.00%, 6/1/29, Callable 12/1/16 @ 100	250,000	260,148
		1,397,401
Massachusetts (0.5%):
Massachusetts State Development Finance Agency Revenue, Series R-2, 5.00%, 7/1/28, Callable 7/1/20 @ 100	460,000	510,080
Massachusetts State Health & Educational Facilities Authority Revenue, Series A, 5.00%, 12/15/26, GO of Institution, Callable 12/15/19 @ 100	1,500,000	1,729,874
		2,239,954
Ohio (0.2%):
Ohio State, Series D, GO, 4.50%, 9/15/22, NATL-RE, Callable 3/15/16 @ 100	500,000	527,725

Washington (0.1%):
Washington State, Series C, GO, 5.00%, 2/1/26, Callable 2/1/19 @ 100	250,000	285,088

Wisconsin (0.4%):
Wisconsin State, Series C, GO, 5.00%, 5/1/25, Callable 5/1/18 @ 100	200,000	227,162
Wisconsin State, Series D, GO, 5.50%, 5/1/26, Callable 5/1/18 @ 100	750,000	870,488
		1,097,650
TOTAL MUNICIPAL BONDS (Cost $6,350,016)		6,678,298

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (10.9%)
Federal Farm Credit Bank
2.63%, 8/12/19	11,500,000	11,796,274
3.39%, 2/1/28	2,000,000	1,897,958
		13,694,232
Federal Home Loan Bank
4.13%, 12/13/19	2,000,000	2,220,326

Government National Mortgage Association
4.00%, 9/15/40	654,849	689,905

U.S. Treasury Inflation Index Note
1.25%, 7/15/20	3,485,495	3,759,890

U.S. Treasury Note
2.38%, 6/30/18	6,500,000	6,745,018
2.75%, 2/15/24	10,000,000	10,022,660
		16,767,678
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $36,689,531)		37,132,031

INVESTMENT COMPANIES (4.6%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00% (b)	15,820,327	15,820,327
TOTAL INVESTMENT COMPANIES (Cost $15,820,327)		15,820,327

Total Investments (Cost $211,485,811)(c) — 99.8%		340,369,901
Other assets in excess of liabilities — 0.2%		592,855
NET ASSETS — 100.0%		$340,962,756

(a)         Non-income producing security.

(b)         Rate disclosed is the seven day yield as of March 31, 2014.

(c)          See Federal Tax Information listed in the Notes to the Financial Statements.

ADR	American Depositary Receipt
FSB	Federal Savings Bank
GDR	Global Depositary Receipt
GO	General Obligation
MTN	Medium Term Note
NATL-RE	Reinsured by National Public Finance Guarantee Corporation
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Asset Management Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014

Assets:
Investments, at fair value (cost $211,485,811)	$340,369,901
Interest and dividends receivable	872,091
Prepaid expenses and other assets	2,466
Total Assets	341,244,458
Liabilities:
Payable for capital shares redeemed	11,000
Accrued expenses and other liabilities:
Investment adviser	215,056
Administration and accounting	5,915
Custodian	4,031
Transfer agent	1,147
Chief compliance officer	197
Trustee	357
Other	43,999
Total Liabilities	281,702
Net Assets	$340,962,756
Composition of Net Assets:
Capital	$210,266,904
Accumulated net investment income	907,383
Accumulated net realized gains from investment transactions	904,379
Net unrealized appreciation from investments	128,884,090
Net Assets	$340,962,756
Shares outstanding (par value $0.01, unlimited number of shares authorized)	8,518,733
Net Asset Value, Offering Price and Redemption price per share	$40.03

STATEMENT OF OPERATIONS

For the year ended March 31, 2014

Investment Income:
Interest	$1,584,725
Dividends	4,955,838
Total Investment Income	6,540,563
Expenses:
Investment adviser	2,343,482
Administration and accounting	322,496
Custodian	46,758
Transfer agency	32,281
Chief compliance officer	12,090
Trustee	12,677
Other	123,094
Total expenses before fee reductions	2,892,878
Fees voluntarily reduced by the transfer agent	(16,500)
Net Expenses	2,876,378
Net Investment Income	3,664,185
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	2,636,487
Change in unrealized appreciation from investments	31,971,140
Net realized/unrealized gains from investments	34,607,627
Change in Net Assets Resulting from Operations	$38,271,812

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended March 31, 2014	For the year ended March 31, 2013
Investment Activities:
Operations:
Net investment income	$3,664,185	$3,972,899
Net realized gains from investment transactions	2,636,487	2,435,392
Change in unrealized appreciation from investments	31,971,140	16,395,428
Change in Net Assets Resulting from Operations	38,271,812	22,803,719
Dividends:
Net investment income	(3,579,729)	(3,899,407)
Net realized gains from investment transactions	(2,709,038)	(305,946)
Change in Net Assets Resulting Shareholder Dividends	(6,288,767)	(4,205,353)
Capital Share Transactions:
Proceeds from shares issued	32,397,914	32,322,210
Dividends reinvested	5,926,238	3,883,401
Cost of shares redeemed	(18,017,576)	(23,162,238)
Change in Net Assets Resulting from Capital Share Transactions	20,306,576	13,043,373
Change in Net Assets	52,289,621	31,641,739
Net Assets:
Beginning of period	288,673,135	257,031,396
End of period	$340,962,756	$288,673,135
Share Transactions:
Issued	834,562	946,104
Reinvested	151,488	114,593
Redeemed	(467,491)	(685,885)
Change in shares	518,559	374,812
Accumulated net investment income	$907,383	$810,566

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year ended March 31, 2014	For the year ended March 31, 2013	For the year ended March 31, 2012	For the year ended March 31, 2011	For the year ended March 31, 2010

Net Asset Value, Beginning of Period	$36.08	$33.71	$31.56	$28.69	$23.33

Investment Activities:
Net investment income	0.44	0.51	0.43	0.44	0.47
Net realized and unrealized gains from investment transactions	4.28	2.41	2.17	2.88	5.36
Total from investment activities	4.72	2.92	2.60	3.32	5.83

Dividends:
Net investment income	(0.44)	(0.51)	(0.45)	(0.45)	(0.47)
Net realized gains from investments	(0.33)	(0.04)	—	—	—
Total dividends	(0.77)	(0.55)	(0.45)	(0.45)	(0.47)

Net Asset Value, End of Period	$40.03	$36.08	$33.71	$31.56	$28.69
Total Return	13.13%	8.77%	8.36%	11.65%	25.08%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$340,963	$288,673	$257,031	$233,228	$200,312
Ratio of net expenses to average net assets	0.92%	0.96%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.17%	1.51%	1.40%	1.50%	1.84%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets (a)	0.93%	0.96%	1.07%	1.07%	1.08%
Portfolio turnover rate	8.94%	7.43%	18.70%	15.76%	12.90%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)         During the period, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Equity Fund March 31, 2014

Security Description	Shares	Fair Value ($)

COMMON STOCKS (99.3%)
Consumer Discretionary (12.7%)
Advance Auto Parts, Inc.	5,000	632,500
Autoliv, Inc.	15,000	1,505,250
Comcast Corp., Class A	50,000	2,501,000
DIRECTV (a)	12,500	955,250
Johnson Controls, Inc.	10,000	473,200
McDonald’s Corp.	10,000	980,300
NIKE, Inc., Class B	16,000	1,181,760
Nordstrom, Inc.	12,500	780,625
Omnicom Group, Inc.	30,000	2,178,000
Ross Stores, Inc.	12,500	894,375
Wal-Mart Stores, Inc.	5,000	382,150
		12,464,410
Consumer Staples (10.2%)
Church & Dwight Co., Inc.	12,500	863,375
Colgate-Palmolive Co.	14,000	908,180
Costco Wholesale Corp.	15,000	1,675,200
Diageo PLC, Sponsored ADR	14,000	1,744,260
McCormick & Co., Inc.	7,000	502,180
Nestle SA, Sponsored ADR	15,000	1,128,300
PepsiCo, Inc.	12,500	1,043,750
Procter & Gamble Co.	10,000	806,000
Reckitt Benckiser Group PLC, Sponsored ADR	30,000	494,400
SYSCO Corp.	25,000	903,250
		10,068,895
Energy (9.5%)
Apache Corp.	2,500	207,375
Chevron Corp.	16,000	1,902,560
ConocoPhillips	15,000	1,055,250
Exxon Mobil Corp.	40,000	3,907,200
Phillips 66	4,000	308,240
Schlumberger Ltd. GDR	20,000	1,950,000
		9,330,625
Financials (16.3%)
American Express Co.	12,000	1,080,360
BB&T Corp.	20,000	803,400
Chubb Corp.	25,000	2,232,500
Cincinnati Financial Corp.	40,000	1,946,400
Comerica, Inc.	17,500	906,500
Commerce Bancshares, Inc.	7,875	365,558
JPMorgan Chase & Co.	35,000	2,124,850
M&T Bank Corp.	5,000	606,500
Northern Trust Corp.	7,500	491,700
PNC Financial Services Group, Inc.	17,500	1,522,500
State Street Corp.	12,000	834,600
T. Rowe Price Group, Inc.	30,000	2,470,500
US Bancorp	15,000	642,900
		16,028,268
Health Care (11.6%)
Allergan, Inc.	10,000	1,241,000
Becton, Dickinson & Co.	17,000	1,990,360
C.R. Bard, Inc.	12,500	1,849,750
DENTSPLY International, Inc.	25,000	1,151,000
Edwards Lifesciences Corp. (a)	5,000	370,850
Johnson & Johnson, Inc.	2,000	196,460
Medtronic, Inc.	10,000	615,400
Mettler-Toledo International, Inc. (a)	1,500	353,520
Roche Holding AG, Sponsored ADR	50,000	1,886,000
Saint Jude Medical, Inc.	5,000	326,950
Stryker Corp.	10,000	814,700
Varian Medical Systems, Inc. (a)	7,500	629,925
		11,425,915
Industrials (19.8%)
3M Co.	7,500	1,017,450
Deere & Co.	5,000	454,000
Donaldson Co., Inc.	50,000	2,120,000
Emerson Electric Co.	32,500	2,171,000
Hubbell, Inc., Class B	10,000	1,198,700
Illinois Tool Works, Inc.	30,000	2,439,900
Precision Castparts Corp.	15,000	3,791,399
Rockwell Collins, Inc.	17,500	1,394,225
Union Pacific Corp.	4,500	844,470
United Parcel Service, Inc., Class B	12,500	1,217,250
W.W. Grainger, Inc.	11,500	2,905,590
		19,553,984
Information Technology (14.3%)
Accenture PLC GDR, Class A	25,000	1,993,000
Apple, Inc.	3,000	1,610,220
Automatic Data Processing, Inc.	20,000	1,545,200
EMC Corp.	40,000	1,096,400
Google, Inc., Class A (a)	750	835,883
International Business Machines Corp.	10,000	1,924,900
Microsoft Corp.	50,000	2,049,500
Oracle Corp.	40,000	1,636,400
QUALCOMM, Inc.	17,500	1,380,050
		14,071,553
Materials (4.9%)
Air Products & Chemicals, Inc.	6,000	714,240
AptarGroup, Inc.	7,500	495,750
Ecolab, Inc.	14,000	1,511,860
Sigma-Aldrich Corp.	22,500	2,101,050
		4,822,900
TOTAL COMMON STOCKS (Cost $49,394,758)		97,766,550

INVESTMENT COMPANIES (0.5%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00% (b)	491,457	491,457
TOTAL INVESTMENT COMPANIES (Cost $491,457)		491,457

Total Investments (Cost $49,886,215)(c) — 99.8%		98,258,007
Other assets in excess of liabilities — 0.2%		149,867
NET ASSETS — 100.0%		$98,407,874

(a)         Non-income producing security.

(b)         Rate disclosed is the seven day yield as of March 31, 2014.

(c)          See Federal Tax Information listed in the Notes to the Financial Statements.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014

Assets:
Investments, at fair value (cost $49,886,215)	$98,258,007
Dividends receivable	191,755
Receivable for capital shares issued	37,176
Prepaid expenses and other assets	522
Total Assets	98,487,460
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	61,971
Administration and accounting	1,667
Custodian	1,255
Transfer agent	1,640
Chief compliance officer	59
Trustee	106
Other	12,888
Total Liabilities	79,586
Net Assets	$98,407,874
Composition of Net Assets:
Capital	$50,751,386
Accumulated net investment income	257,260
Accumulated net realized losses from investment transactions	(972,564)
Net unrealized appreciation from investments	48,371,792
Net Assets	$98,407,874
Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,002,240
Net Asset Value, Offering Price and Redemption price per share	$19.67

STATEMENT OF OPERATIONS

For the year ended March 31, 2014

Investment Income:
Dividends	$1,790,556
Total Investment Income	1,790,556
Expenses:
Investment adviser	673,136
Administration and accounting	92,766
Custodian	13,571
Transfer agency	29,789
Chief compliance officer	3,324
Trustee	3,505
Other	33,870
Recoupment of prior expenses reimbursed by the investment adviser	13,866
Total expenses before fee reductions	863,827
Fees voluntarily reduced by the transfer agent	(16,500)
Net Expenses	847,327
Net Investment Income	943,229
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	687,667
Change in unrealized appreciation from investments	13,074,426
Net realized/unrealized gains from investments	13,762,093
Change in Net Assets Resulting from Operations	$14,705,322

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2014	March 31, 2013

Investment Activities:
Operations:
Net investment income	$943,229	$912,161
Net realized gains from investment transactions	687,667	1,142,942
Change in unrealized appreciation from investments	13,074,426	5,023,429
Change in Net Assets Resulting from Operations	14,705,322	7,078,532
Dividends:
Net investment income	(881,548)	(861,329)
Change in Net Assets Resulting Shareholder Dividends	(881,548)	(861,329)
Capital Share Transactions:
Proceeds from shares issued	7,505,747	11,499,576
Dividends reinvested	745,746	779,539
Cost of shares redeemed	(4,820,953)	(6,916,458)
Change in Net Assets Resulting from Capital Share Transactions	3,430,540	5,362,657
Change in Net Assets	17,254,314	11,579,860
Net Assets:
Beginning of period	81,153,560	69,573,700
End of period	$98,407,874	$81,153,560
Share Transactions:
Issued	409,509	738,195
Reinvested	38,943	50,238
Redeemed	(262,391)	(449,589)
Change in shares	186,061	338,844
Accumulated net investment income	$257,260	$195,579

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended March	ended March	ended March	ended March	ended March
	31, 2014	31, 2013	31, 2012	31, 2011	31, 2010

Net Asset Value, Beginning of Period	$16.85	$15.54	$14.46	$12.62	$8.77

Investment Activities:
Net investment income	0.19	0.20	0.13	0.11	0.10
Net realized and unrealized gains from investment transactions	2.81	1.30	1.08	1.84	3.85
Total from investment activities	3.00	1.50	1.21	1.95	3.95

Dividends:
Net investment income	(0.18)	(0.19)	(0.13)	(0.11)	(0.10)
Total dividends	(0.18)	(0.19)	(0.13)	(0.11)	(0.10)

Net Asset Value, End of Period	$19.67	$16.85	$15.54	$14.46	$12.62
Total Return	17.84%	9.76%	8.50%	15.48%	45.13%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$98,408	$81,154	$69,574	$63,463	$53,583
Ratio of net expenses to average net assets	0.94%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.05%	1.28%	0.96%	0.85%	0.92%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets (a)	0.96%	1.01%	1.07%	1.09%	1.11%
Portfolio turnover rate	6.29%	5.69%	10.80%	14.31%	19.90%

(a)         During the period, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Midcap Fund
March 31, 2014

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.9%)
Consumer Discretionary (16.7%)
Advance Auto Parts, Inc.	5,500	695,750
Autoliv, Inc.	7,355	738,074
Family Dollar Stores, Inc.	9,900	574,299
Hasbro, Inc.	11,150	620,163
LKQ Corp. (a)	12,500	329,375
Nordstrom, Inc.	10,275	641,674
Omnicom Group, Inc.	10,750	780,450
O’Reilly Automotive, Inc. (a)	5,450	808,726
Ross Stores, Inc.	11,900	851,444
Service Corp. International	29,800	592,424
Williams Sonoma, Inc.	5,450	363,188
		6,995,567
Consumer Staples (6.7%)
Brown-Forman Corp., Class B	8,000	717,520
Campbell Soup Co.	11,925	535,194
Church & Dwight Co., Inc.	13,925	961,800
McCormick & Co., Inc.	8,150	584,681
		2,799,195
Energy (7.1%)
Cabot Oil & Gas Corp.	8,100	274,428
Core Laboratories NV GDR	2,725	540,749
Denbury Resources, Inc.	33,800	554,320
Dresser-Rand Group, Inc. (a)	5,175	302,272
Energen Corp.	5,000	404,050
FMC Technologies, Inc. (a)	9,800	512,442
Oceaneering International, Inc.	5,000	359,300
		2,947,561
Financials (16.5%)
Bank of Hawaii Corp.	5,050	306,081
BOK Financial Corp.	5,425	374,595
Cincinnati Financial Corp.	14,900	725,033
Comerica, Inc.	10,000	518,000
Commerce Bancshares, Inc.	7,935	368,343
Cullen/Frost Bankers, Inc.	6,450	500,069
East West Bancorp, Inc.	12,450	454,425
Eaton Vance Corp.	11,550	440,748
HCC Insurance Holdings	8,300	377,567
Jones Lang LaSalle, Inc.	4,025	476,963
M&T Bank Corp.	3,450	418,484
Northern Trust Corp.	11,500	753,940
SEI Investments Co.	11,825	397,438
Signature Bank (a)	2,600	326,534
T. Rowe Price Group, Inc.	5,325	438,514
		6,876,734
Health Care (12.1%)
C.R. Bard, Inc.	5,500	813,889
DENTSPLY International, Inc.	11,900	547,876
Edwards Lifesciences Corp. (a)	5,100	378,267
Haemonetics Corp. (a)	7,350	239,537
Laboratory Corp. of America Holdings (a)	4,200	412,482
MEDNAX, Inc. (a)	5,550	343,989
Mettler-Toledo International, Inc. (a)	2,425	571,524
ResMed, Inc.	5,400	241,326
The Cooper Companies, Inc.	3,250	446,420
Varian Medical Systems, Inc. (a)	4,925	413,651
Waters Corp. (a)	5,950	645,040
		5,054,001
Industrials (16.0%)
AMETEK, Inc.	12,100	623,029
C.H. Robinson Worldwide, Inc.	3,200	167,648
CLARCOR, Inc.	6,950	398,583
Donaldson Co., Inc.	21,050	892,520
Expeditors International of Washington, Inc.	7,700	305,151
Hubbell, Inc., Class B	4,900	587,363
IDEX Corp.	6,350	462,852
Lincoln Electric Holdings, Inc.	8,425	606,684
Nordson Corp.	6,250	440,563
Rockwell Collins, Inc.	5,200	414,284
W.W. Grainger, Inc.	3,300	833,778
Wabtec Corp.	12,150	941,624
		6,674,079
Information Technology (13.4%)
Amphenol Corp., Class A	4,900	449,085
Check Point Software Technologies Ltd. GDR(a)	10,700	723,641
Citrix Systems, Inc. (a)	8,950	513,999
F5 Networks, Inc. (a)	4,925	525,152
Factset Research Systems, Inc.	4,500	485,145
Fiserv, Inc. (a)	6,950	393,996
NetApp, Inc.	15,000	553,499
Paychex, Inc.	9,650	411,090
Syntel, Inc. (a)	5,625	505,688
Teradata Corp. (a)	11,025	542,320
TIBCO Software, Inc. (a)	24,825	504,444
		5,608,059
Materials (5.3%)
AptarGroup, Inc.	12,400	819,640
International Flavors & Fragrances, Inc.	6,000	574,020
Sigma-Aldrich Corp.	9,000	840,420
		2,234,080
Real Estate Investment Trusts (REITs) (1.4%)
BioMed Realty Trust, Inc. REIT	16,700	342,183
Digital Realty Trust, Inc. REIT	4,800	254,784
		596,967
Utilities (3.7%)
AGL Resources, Inc.	7,250	354,960
Northeast Utilities	9,391	427,291
Questar Corp.	18,100	430,418
Wisconsin Energy Corp.	7,500	349,125
		1,561,794
TOTAL COMMON STOCKS (Cost $25,346,719)		41,348,037

INVESTMENT COMPANIES (1.1%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00% (b)	447,869	447,869
TOTAL INVESTMENT COMPANIES (Cost $447,869)		447,869

Total Investments (Cost $25,794,588)(c) — 100.0%		41,795,906
Liabilities in excess of other assets — 0.0%		(2,920)
NET ASSETS — 100.0%		$41,792,986

(a)         Non-income producing security.

(b)         Rate disclosed is the seven day yield as of March 31, 2014.

(c)          See Federal Tax Information listed in the Notes to the Financial Statements.

GDR	Global Depositary Receipt
REIT	Estate Investment Trust

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014

Assets:
Investments, at fair value (cost $25,794,588)	$41,795,906
Dividends receivable	33,896
Prepaid expenses and other assets	1,131
Total Assets	41,830,933
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	26,486
Administration and accounting	744
Custodian	912
Transfer agent	931
Chief compliance officer	39
Trustee	71
Shareholder servicing fees	77
Other	8,687
Total Liabilities	37,947
Net Assets	$41,792,986
Composition of Net Assets:
Capital	$24,979,320
Accumulated net investment income	25,094
Accumulated net realized gains from investment transactions	787,254
Net unrealized appreciation from investments	16,001,318
Net Assets	$41,792,986
Shares outstanding (par value $0.01, unlimited number of shares authorized)	2,780,487
Net Asset Value, Offering Price and Redemption price per share	$15.03

STATEMENT OF OPERATIONS

For the year ended March 31, 2014

Investment Income:
Dividends	$511,038
Less: Foreign tax withholding	(1,050)
Total Investment Income	509,988
Expenses:
Investment adviser	293,645
Administration and accounting	41,359
Custodian	6,659
Transfer agency	31,033
Chief compliance officer	1,511
Trustee	1,585
Shareholder servicing	727
Other	20,619
Total expenses before fee reductions	397,138
Fees voluntarily reduced by the transfer agent	(5,426)
Fees contractually reduced by the investment adviser	(4)
Net Expenses	391,708
Net Investment Income	118,280
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	1,520,619
Change in unrealized appreciation from investments	4,838,544
Net realized/unrealized gains from investments	6,359,163
Change in Net Assets Resulting from Operations	$6,477,443

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2014	March 31, 2013

Investment Activities:
Operations:
Net investment income	$118,280	$200,105
Net realized gains from investment transactions	1,520,619	747,973
Change in unrealized appreciation from investments	4,838,544	2,036,667
Change in Net Assets Resulting from Operations	6,477,443	2,984,745
Dividends:
Net investment income	(96,861)	(207,695)
Net realized gains from investment transactions	(985,115)	(662,925)
Change in Net Assets Resulting Shareholder Dividends	(1,081,976)	(870,620)
Capital Share Transactions:
Proceeds from shares issued	3,133,532	5,383,464
Dividends reinvested	1,004,501	755,140
Cost of shares redeemed	(2,615,671)	(2,601,641)
Change in Net Assets Resulting from Capital Share Transactions	1,522,362	3,536,963
Change in Net Assets	6,917,829	5,651,088
Net Assets:
Beginning of period	34,875,157	29,224,069
End of period	$41,792,986	$34,875,157
Share Transactions:
Issued	228,524	452,973
Reinvested	69,420	64,331
Redeemed	(184,340)	(219,490)
Change in shares	113,604	297,814
Accumulated net investment income	$25,094	$3,675

See Notes to Financial Statements

FINANCIAL  HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended March	ended March	ended March	ended March	ended March
	31, 2014	31, 2013	31, 2012	31, 2011	31, 2010

Net Asset Value, Beginning of Period	$13.08	$12.34	$11.96	$9.44	$6.08

Investment Activities:
Net investment income	0.04	0.08	0.03	0.02	0.02
Net realized and unrealized gains from investment transactions	2.30	1.01	0.78	2.73	3.36
Total from investment activities	2.34	1.09	0.81	2.75	3.38

Dividends:
Net investment income	(0.04)	(0.08)	(0.03)	(0.02)	(0.02)
Net realized gains from investments	(0.35)	(0.27)	(0.40)	(0.21)	—
Total dividends	(0.39)	(0.35)	(0.43)	(0.23)	(0.02)

Net Asset Value, End of Period	$15.03	$13.08	$12.34	$11.96	$9.44
Total Return	18.02%	9.20%	7.24%	29.32%	55.68%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$41,793	$34,875	$29,224	$27,276	$16,309
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.30%	0.68%	0.30%	0.25%	0.26%
Ratio of expenses (before fee reductions) to average net assets (a)	1.01%	1.08%	1.19%	1.20%	1.32%
Portfolio turnover rate	16.09%	16.44%	19.01%	18.58%	26.44%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)         During the period, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust SMID Cap Fund
March 31, 2014

Security Description	Shares	Fair Value ($)

COMMON STOCKS (99.1%)
Consumer Discretionary (13.4%)
Bright Horizons Family Solutions, Inc. (a)	750	29,333
Columbia Sportswear Co.	600	49,590
Dorman Products, Inc. (a)	1,175	69,395
DSW, Inc., Class A	1,675	60,066
Hibbett Sports, Inc. (a)	625	33,050
Life Time Fitness, Inc. (a)	650	31,265
Service Corp. International	3,200	63,616
Tenneco, Inc. (a)	1,025	59,522
Texas Roadhouse, Inc.	1,325	34,556
Tumi Holdings, Inc. (a)	2,175	49,220
Vitamin Shoppe, Inc. (a)	1,350	64,151
Williams Sonoma, Inc.	450	29,988
Wolverine World Wide, Inc.	2,425	69,234
		642,986
Consumer Staples (2.8%)
Darling International, Inc. (a)	1,650	33,033
United Natural Foods, Inc. (a)	600	42,552
Whitewave Food Co., Class A (a)	2,100	59,934
		135,519
Energy (6.1%)
CARBO Ceramics, Inc.	575	79,344
Denbury Resources, Inc.	4,000	65,600
Dresser-Rand Group, Inc. (a)	400	23,364
Forum Energy Technologies, Inc. (a)	1,925	59,637
Geospace Technologies Corp. (a)	525	34,739
RPC, Inc.	1,475	30,120
		292,804
Financials (20.5%)
Artisan Partners Asset Management, Inc.	625	40,156
Bank of Hawaii Corp.	975	59,094
BOK Financial Corp.	300	20,715
City National Corp.	325	25,584
Cohen & Steers, Inc.	975	38,854
Commerce Bancshares, Inc.	971	45,074
Coresite Realty Corp.	800	24,800
Cullen/Frost Bankers, Inc.	375	29,074
East West Bancorp, Inc.	2,175	79,387
Eaton Vance Corp.	1,375	52,470
Encore Capital Group, Inc. (a)	1,425	65,123
HCC Insurance Holdings	550	25,020
Jones Lang LaSalle, Inc.	775	91,838
LPL Financial Holdings, Inc.	525	27,584
MarketAxess Holdings, Inc.	1,050	62,181
SEI Investments Co.	1,625	54,616
Signature Bank (a)	525	65,934
SVB Financial Group (a)	575	74,048
Texas Capital Bancshares, Inc. (a)	550	35,717
UMB Financial Corp.	475	30,733
Virtus Investment Partners, Inc. (a)	225	38,963
		986,965
Health Care (11.0%)
Bio-Reference Labs, Inc. (a)	1,525	42,212
Bruker Corp. (a)	2,250	51,278
Covance, Inc. (a)	525	54,547
Cyberonics, Inc. (a)	325	21,206
DENTSPLY International, Inc.	975	44,889
Haemonetics Corp. (a)	800	26,072
ICU Medical, Inc. (a)	550	32,934
MEDNAX, Inc. (a)	1,175	72,826
Meridian Bioscience, Inc.	800	17,432
Techne Corp.	250	21,343
The Cooper Companies, Inc.	300	41,208
Thoratec Corp. (a)	1,200	42,972
West Pharmaceutical Services, Inc.	1,400	61,670
		530,589
Industrials (16.6%)
Chart Industries, Inc. (a)	375	29,831
CLARCOR, Inc.	925	53,049
Donaldson Co., Inc.	1,425	60,420
Franklin Electric Co., Inc.	925	39,331
Genesee & Wyoming, Inc., Class A (a)	525	51,093
Hub Group, Inc., Class A (a)	875	34,991
Hubbell, Inc., Class B	375	44,951
IDEX Corp.	500	36,445
II-VI, Inc. (a)	1,075	16,587
Lincoln Electric Holdings, Inc.	675	48,607
Lindsay Manufacturing Co.	575	50,704
Middleby Corp. (a)	250	66,053
Nordson Corp.	625	44,056
Polypore International, Inc. (a)	1,000	34,210
UniFirst Corp.	350	38,479
Wabtec Corp.	1,150	89,125
Watts Water Technologies, Inc., Class A	999	58,631
		796,563
Information Technology (16.4%)
Blackbaud, Inc.	650	20,345
Coherent, Inc. (a)	350	22,873
CommVault Systems, Inc. (a)	575	37,346
F5 Networks, Inc. (a)	425	45,318
Factset Research Systems, Inc.	400	43,124
Fortinet, Inc. (a)	2,000	44,060
InterDigital, Inc.	900	29,799
IPG Photonics Corp. (a)	900	63,972
Liquidity Services, Inc. (a)	1,800	46,890
Mellanox Technologies Ltd. GDR (a)	1,125	44,021
Plantronics, Inc.	950	42,227
Polycom, Inc. (a)	2,775	38,073
Power Integrations, Inc.	550	36,179
Riverbed Technology, Inc. (a)	1,925	37,942
Sapient Corp. (a)	2,850	48,621
SolarWinds, Inc. (a)	950	40,499
Syntel, Inc. (a)	500	44,950
TIBCO Software, Inc. (a)	2,150	43,688
WEX, Inc. (a)	600	57,030
		786,957
Materials (6.6%)
AptarGroup, Inc.	1,125	74,363
Calgon Carbon Corp. (a)	2,825	61,670
Commercial Metals Co.	1,800	33,984
International Flavors & Fragrances, Inc.	750	71,753
Minerals Technologies, Inc.	1,175	75,857
		317,627
Real Estate Investment Trusts (REITs) (1.6%)
BioMed Realty Trust, Inc. REIT	1,825	37,394
DuPont Fabros Technology, Inc. REIT	1,700	40,919
		78,313
Utilities (4.1%)
AGL Resources, Inc.	775	37,944
American States Water Co.	1,762	56,895
New Jersey Resources Corp.	600	29,880
Questar Corp.	2,975	70,745
		195,464
TOTAL COMMON STOCKS (Cost $3,679,519)		4,763,787

INVESTMENT COMPANIES (0.8%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00%(b)	39,791	39,791
TOTAL INVESTMENT COMPANIES (Cost $39,791)		39,791

Total Investments (Cost $3,719,310)(c) — 99.9%		4,803,578
Other assets in excess of liabilities — 0.1%		4,564
NET ASSETS — 100.0%		$4,808,142

(a) Non-income producing security.

(b) Rate disclosed is the seven day yield as of March 31, 2014.

(c) See Federal Tax Information listed in the Notes to the Financial Statements.

GDR                     Global Depositary Receipt

REIT                  Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements	Boston Trust SMID Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014

Assets:
Investments, at fair value (cost $3,719,310)	$4,803,578
Dividends receivable	2,314
Receivable for capital shares issued	4,992
Receivable from adviser	1,682
Prepaid expenses and other assets	14
Total Assets	4,812,580
Liabilities:
Accrued expenses and other liabilities:
Administration and accounting	179
Custodian	290
Transfer agent	2,533
Chief compliance officer	6
Trustee	11
Other	1,419
Total Liabilities	4,438
Net Assets	$4,808,142
Composition of Net Assets:
Capital	$3,508,380
Accumulated net investment income	1,487
Accumulated net realized gains from investment transactions	214,007
Net unrealized appreciation from investments	1,084,268
Net Assets	$4,808,142
Shares outstanding (par value $0.01, unlimited number of shares authorized)	356,525
Net Asset Value, Offering Price and Redemption price per share	$13.49

STATEMENT OF OPERATIONS

For the year ended March 31, 2014

Investment Income:
Dividends	$46,511
Less: Foreign tax withholding	(17)
Total Investment Income	46,494
Expenses:
Investment adviser	37,253
Administration and accounting	6,639
Custodian	1,548
Transfer agency	28,620
Chief compliance officer	185
Trustee	193
Other	4,590
Total expenses before fee reductions	79,028
Fees voluntarily reduced by the transfer agent	(5,426)
Fees contractually reduced by the investment adviser	(23,931)
Net Expenses	49,671
Net Investment Loss	(3,177)
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	563,030
Change in unrealized appreciation from investments	363,670
Net realized/unrealized gains from investments	926,700
Change in Net Assets Resulting from Operations	$923,523

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2014	March 31, 2013(a)

Investment Activities:
Operations:
Net investment income (loss)	$(3,177)	$14,116
Net realized gains (losses) from investment transactions	563,030	(21,455)
Change in unrealized appreciation from investments	363,670	421,345
Change in Net Assets Resulting from Operations	923,523	414,006
Dividends:
Net investment income	—	(18,180)
Net realized gains from investment transactions	(324,784)	(30,511)
Change in Net Assets Resulting Shareholder Dividends	(324,784)	(48,691)
Capital Share Transactions:
Proceeds from shares issued	446,894	1,270,515
Dividends reinvested	309,697	43,101
Cost of shares redeemed	(1,266,203)	(239,762)
Cost of shares redeemed in redemption in-kind (a)	—	(324,838)
Change in Net Assets Resulting from Capital Share Transactions	(509,612)	749,016
Change in Net Assets	89,127	1,114,331
Net Assets:
Beginning of period	4,719,015	3,604,684
End of period	$4,808,142	$4,719,015
Share Transactions:
Issued	35,059	117,966
Reinvested	23,623	3,972
Redeemed	(93,739)	(22,846)
Redeemed in redemption in-kind (a)	—	(32,516)
Change in shares	(35,057)	66,576
Accumulated net investment income	$1,487	$847

Amounts designated as “—” are $0 or have been rounded to $0.

(a) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

			For the
	For the year	For the year	period ended
	ended March	ended March	March 31,
	31, 2014	31, 2013	2012(a)

Net Asset Value, Beginning of Period	$12.05	$11.09	$10.00

Investment Activities:
Net investment income (loss)	(0.01)	0.04	—
Net realized and unrealized gains from investment transactions	2.40	1.05	1.09
Total from investment activities	2.39	1.09	1.09

Dividends:
Net investment income	—	(0.05)	—
Net realized gains from investments	(0.95)	(0.08)	—
Total dividends	(0.95)	(0.13)	—

Net Asset Value, End of Period	$13.49	$12.05	$11.09
Total Return	20.05%	10.00%	10.96	%(b)
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$4,808	$4,719	$3,605
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(c)
Ratio of net investment income (loss) to average net assets	(0.06)%	0.37%	0.03	%(c)
Ratio of expenses (before fee reductions) to average net assets (d)	1.59%	2.02%	2.18	%(c)
Portfolio turnover rate	35.97%	33.83%	12.14	%(b)

Amounts designated as “—” are $0 or have been rounded to $0.

(a) Commencement of operations on November 30, 2011.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) During the period, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Small Cap Fund
March 31, 2014

Security Description	Shares	Fair Value ($)

COMMON STOCKS (99.1%)
Consumer Discretionary (12.0%)
Bright Horizons Family Solutions, Inc. (a)	70,804	2,769,144
Columbia Sportswear Co.	67,000	5,537,550
Dorman Products, Inc. (a)	127,891	7,553,243
DSW, Inc., Class A	173,700	6,228,883
Hibbett Sports, Inc. (a)	85,264	4,508,760
Life Time Fitness, Inc. (a)	78,180	3,760,458
Service Corp. International	297,384	5,911,994
Tenneco, Inc. (a)	120,260	6,983,498
Texas Roadhouse, Inc.	97,931	2,554,040
Tumi Holdings, Inc. (a)	240,534	5,443,284
Vitamin Shoppe, Inc. (a)	116,204	5,522,014
Wolverine World Wide, Inc.	256,898	7,334,438
		64,107,306
Consumer Staples (2.6%)
Darling International, Inc. (a)	244,582	4,896,532
The Chefs’ Warehouse, Inc. (a)	111,651	2,389,331
United Natural Foods, Inc. (a)	93,300	6,616,836
		13,902,699
Energy (5.4%)
CARBO Ceramics, Inc.	73,124	10,090,381
Forum Energy Technologies, Inc. (a)	216,000	6,691,680
Geospace Technologies Corp. (a)	95,907	6,346,166
Natural Gas Services Group, Inc. (a)	99,250	2,991,395
RPC, Inc.	143,803	2,936,457
		29,056,079
Financials (19.8%)
Bank of Hawaii Corp.	182,000	11,031,020
BBCN Bancorp, Inc.	277,048	4,748,603
City National Corp.	33,431	2,631,688
Cohen & Steers, Inc.	164,405	6,551,539
Coresite Realty Corp.	160,355	4,971,004
Dime Community Bancshares, Inc.	160,000	2,716,800
Eagle Bancorp, Inc. (a)	85,255	3,077,706
Encore Capital Group, Inc. (a)	197,921	9,044,990
First Financial Bankshares, Inc.	40,491	2,501,939
First NBC Bank Holding Co. (a)	103,388	3,604,106
HFF, Inc., Class A	143,033	4,807,339
Independent Bank Corp.	107,000	4,212,590
MarketAxess Holdings, Inc.	162,873	9,645,339
Texas Capital Bancshares, Inc. (a)	151,238	9,821,396
Trustmark Corp.	186,699	4,732,820
UMB Financial Corp.	141,592	9,161,002
Umpqua Holdings Corp.	276,243	5,149,170
Virtus Investment Partners, Inc. (a)	45,683	7,910,925
		106,319,976
Health Care (13.4%)
Bio-Reference Labs, Inc. (a)	183,689	5,084,512
Bruker Corp. (a)	426,000	9,708,540
Cantel Medical Corp.	108,644	3,663,476
Computer Programs & Systems, Inc.	98,498	6,362,971
CorVel Corp. (a)	40,733	2,026,874
Cyberonics, Inc. (a)	54,809	3,576,287
Haemonetics Corp. (a)	134,209	4,373,871
ICU Medical, Inc. (a)	94,000	5,628,720
IPC The Hospitalist Co. (a)	123,000	6,036,840
Meridian Bioscience, Inc.	195,000	4,249,050
Neogen Corp. (a)	54,824	2,464,339
Techne Corp.	30,452	2,599,687
Thoratec Corp. (a)	158,000	5,657,980
West Pharmaceutical Services, Inc.	235,494	10,373,510
		71,806,657
Industrials (16.2%)
American Science & Engineering, Inc.	41,615	2,795,280
Apogee Enterprises, Inc.	85,354	2,836,313
Chart Industries, Inc. (a)	58,877	4,683,665
CLARCOR, Inc.	153,266	8,789,804
ESCO Technologies, Inc.	112,403	3,955,462
Franklin Electric Co., Inc.	170,000	7,228,400
Gentherm, Inc. (a)	237,000	8,228,640
Herman Miller, Inc.	75,122	2,413,670
Hub Group, Inc., Class A (a)	165,412	6,614,826
II-VI, Inc. (a)	260,874	4,025,286
Lindsay Manufacturing Co.	65,462	5,772,439
Polypore International, Inc. (a)	111,653	3,819,649
Team, Inc. (a)	127,359	5,458,607
Tennant Co.	107,032	7,023,440
UniFirst Corp.	50,388	5,539,657
Watts Water Technologies, Inc., Class A	136,487	8,010,422
		87,195,560
Information Technology (19.2%)
Blackbaud, Inc.	113,683	3,558,278
Coherent, Inc. (a)	76,649	5,009,012
CommVault Systems, Inc. (a)	82,908	5,384,875
Fortinet, Inc. (a)	236,517	5,210,470
InterDigital, Inc.	122,288	4,048,956
IPG Photonics Corp. (a)	142,000	10,093,360
Liquidity Services, Inc. (a)	176,603	4,600,508
Mellanox Technologies Ltd. GDR (a)	161,000	6,299,930
NIC, Inc.	1,084	20,932
Plantronics, Inc.	176,604	7,850,048
Polycom, Inc. (a)	367,392	5,040,618
Power Integrations, Inc.	138,559	9,114,411
Riverbed Technology, Inc. (a)	353,000	6,957,630
Sapient Corp. (a)	395,881	6,753,730
SolarWinds, Inc. (a)	104,018	4,434,287
Syntel, Inc. (a)	73,575	6,614,393
TIBCO Software, Inc. (a)	121,524	2,469,368
WEX, Inc. (a)	100,989	9,599,004
		103,059,810
Materials (5.3%)
Calgon Carbon Corp. (a)	237,501	5,184,647
Commercial Metals Co.	300,447	5,672,439
Minerals Technologies, Inc.	159,000	10,265,040
Quaker Chemical Corp.	89,854	7,083,191
		28,205,317
Real Estate Investment Trusts (REITs) (2.0%)
BioMed Realty Trust, Inc. REIT	206,029	4,221,534
DuPont Fabros Technology, Inc. REIT	271,008	6,523,163
		10,744,697
Utilities (3.2%)
American States Water Co.	176,577	5,701,671
New Jersey Resources Corp.	148,169	7,378,817
South Jersey Industries, Inc.	75,594	4,240,067
		17,320,555
TOTAL COMMON STOCKS (Cost $404,968,478)		531,718,656

INVESTMENT COMPANIES (0.4%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00% (b)	1,969,069	1,969,069
TOTAL INVESTMENT COMPANIES (Cost $1,969,069)		1,969,069

Total Investments (Cost $406,937,547)(c) — 99.5%		533,687,725
Other assets in excess of liabilities — 0.5%		2,604,637
NET ASSETS — 100.0%		$536,292,362

(a) Non-income producing security.

(b) Rate disclosed is the seven day yield as of March 31, 2014.

(c) See Federal Tax Information listed in the Notes to the Financial Statements.

GDR                     Global Depositary Receipt

REIT                  Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014

Assets:
Investments, at fair value (cost $406,937,547)	$533,687,725
Dividends receivable	394,045
Receivable for investments sold	2,823,840
Receivable for capital shares issued	36,852
Prepaid expenses and other assets	9,702
Total Assets	536,952,164
Liabilities:
Payable for capital shares redeemed	258,260
Accrued expenses and other liabilities:
Investment adviser	256,080
Administration and accounting	8,112
Custodian	6,368
Chief compliance officer	309
Trustee	562
Shareholder servicing fees	60,536
Other	69,575
Total Liabilities	659,802
Net Assets	$536,292,362
Composition of Net Assets:
Capital	$396,641,231
Accumulated net investment income	245,887
Accumulated net realized gains from investment transactions	12,655,066
Net unrealized appreciation from investments	126,750,178
Net Assets	$536,292,362
Shares outstanding (par value $0.01, unlimited number of shares authorized)	34,101,538
Net Asset Value, Offering Price and Redemption price per share	$15.73

STATEMENT OF OPERATIONS

For the year ended March 31, 2014

Investment Income:
Dividends	$5,268,963
Total Investment Income	5,268,963
Expenses:
Investment adviser	3,889,390
Administration and accounting	530,305
Custodian	81,347
Transfer agency	42,100
Chief compliance officer	21,268
Trustee	22,632
Shareholder servicing	741,108
Other	218,980
Total expenses before fee reductions	5,547,130
Fees voluntarily reduced by the transfer agent	(5,426)
Fees contractually reduced by the investment adviser	(355,171)
Net Expenses	5,186,533
Net Investment Income	82,430
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	44,722,535
Change in unrealized appreciation from investments	44,209,598
Net realized/unrealized gains from investments	88,932,133
Change in Net Assets Resulting from Operations	$89,014,563

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2014	March 31, 2013
Investment Activities:
Operations:
Net investment income	$82,430	$1,345,959
Net realized gains from investment transactions	44,722,535	17,943,293
Change in unrealized appreciation from investments	44,209,598	27,309,103
Change in Net Assets Resulting from Operations	89,014,563	46,598,355
Dividends:
Net investment income	(7,906)	(1,470,783)
Net realized gains from investment transactions	(37,756,330)	(11,612,948)
Change in Net Assets Resulting Shareholder Dividends	(37,764,236)	(13,083,731)
Capital Share Transactions:
Proceeds from shares issued	18,075,410	163,526,538
Proceeds from shares issued in subscription in-kind (a)	7,967,662	—
Dividends reinvested	36,480,688	12,261,159
Cost of shares redeemed	(79,799,529)	(34,019,044)
Cost of shares redeemed in redemption in-kind (a)	(471,351)	(503,078)
Change in Net Assets Resulting from Capital Share Transactions	(17,747,120)	141,265,575
Change in Net Assets	33,503,207	174,780,199
Net Assets:
Beginning of period	502,789,155	328,008,956
End of period	$536,292,362	$502,789,155
Share Transactions:
Issued	1,173,966	12,160,205
Issued in subscriptions in-kind (a)	507,818	—
Reinvested	2,329,546	950,581
Redeemed	(5,162,578)	(2,568,914)
Redeemed in redemption in-kind (a)	(28,515)	(40,571)
Change in shares	(1,179,763)	10,501,301
Accumulated net investment income (loss)	$245,887	$196,993

Amounts designated as “—” are $0 or have been rounded to $0.

(a) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year ended March 31, 2014	For the year ended March 31, 2013	For the year ended March 31, 2012	For the year ended March 31, 2011	For the year ended March 31, 2010

Net Asset Value, Beginning of Period	$14.25	$13.24	$14.00	$11.52	$7.21

Investment Activities:
Net investment income	—	0.05	0.01	0.02	0.02
Net realized and unrealized gains (losses) from investment transactions	2.66	1.43	0.20	2.91	4.31
Total from investment activities	2.66	1.48	0.21	2.93	4.33

Dividends:
Net investment income	—	(0.05)	(0.01)	(0.03)	(0.02)
Net realized gains from investments	(1.18)	(0.42)	(0.96)	(0.42)	—
Total dividends	(1.18)	(0.47)	(0.97)	(0.45)	(0.02)

Net Asset Value, End of Period	$15.73	$14.25	$13.24	$14.00	$11.52
Total Return	18.74%	11.61%	2.35%	25.78%	60.01%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$536,292	$502,789	$328,009	$268,237	$133,511
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.02%	0.38%	0.05%	0.15%	0.26%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets (a)	1.07%	0.99%	1.09%	1.12%	1.14%
Portfolio turnover rate	34.50%	33.34%	30.99%	35.54%	26.68%

Amounts designated as “—” are $0 or have been rounded to $0.

(a) During the period, certain fees were reduced.  If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

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Environmental, Social and Governance Research and Action Update (Unaudited)

Spring is the busy season for investors who file shareholder resolutions.  Alongside management sponsored resolutions in companies’ annual proxy statements, shareholders have the opportunity to put environmental, social, and governance (ESG) topics on the ballot for a discussion and vote at annual meetings.  Walden and other investors have found shareholder resolutions to be a highly effective mechanism to encourage more sustainable business practices.  Recent events remind us that we must not take this important shareholder right for granted.

Securities and Exchange Commissioner Daniel Gallagher advocates overhauling the shareholder resolution process.  Gallagher argues that “activist investors and corporate gadflies...hijack the shareholder proposal system.” He offers shareholder proposals on corporate political spending disclosure as an example of activity that is “unrelated to, or in conflict with, the interests of other shareholders” (remarks at Tulane University Law School, March 27, 2014).

Walden could not disagree more. We and likeminded investors pursue ballot initiatives that we believe are in the long term best interests of companies and shareholders.  As testimony we offer our long history of reaching agreements with companies on resolutions we file (approximately half are successfully withdrawn), as well as generally strong shareholder support when they go to a vote.  Fortunately, Gallagher does not currently represent the majority opinion of the SEC, the agency with oversight responsibility for shareholder proposals.

Challenges to this shareholder right also came from another front in recent months.  Four companies—Chipotle, EMC, Express Scripts, and Omnicom—took the aggressive step of filing lawsuits in U.S.  District Courts against an individual shareholder in an attempt to exclude his shareholder resolutions from their proxy ballots.  (Three out of the four companies lost.) The individual has a notable track record of winning majority support for many of the shareholder proposals.  Twenty investment firms and groups, led by North Star Asset Management with assistance from Walden, wrote the companies to express concern and seek a conversation about their decision to sidestep the customary and less costly process of appealing to the SEC.

Recent Engagement Results

To date, eleven of twenty Walden led resolutions in 2014 have been withdrawn after reaching constructive agreements with the companies, three received shareholder support ranging from 24 percent to 40 percent, and six votes are pending.

Lobbying Transparency: There are more than 100 shareholder resolutions on corporate political activity this year, the largest category of proposals, which, in 2013, received average support of approximately 25 percent.  Walden and AFSCME are coordinating a campaign on a subset of these, advocating for comprehensive lobbying disclosure with 48 resolutions filed by 60 institutional and individual shareholders.  Improved disclosure enables shareholders to better evaluate potential risks associated with lobbying and understand how these expenditures advance corporate interests.  Early this year, Walden reached an agreement with Accenture and withdrew our proposal.  We also participated in an investor coalition letter to SEC Chair Mary Jo White on the anniversary of the Supreme Court’s Citizens United decision, urging renewed attention to the prospect of mandated political spending disclosure.

Workplace Equality: Companies with inclusive Equal Employment Opportunity (EEO) policies and practices are better positioned to attract and retain top talent.  Walden withdrew a shareholder resolution at O’Reilly Automotive after it published an updated EEO policy that references sexual orientation on its website.  Simpson Manufacturing did so as well (as part of a discussion on sustainability reporting)  Also recently, Power Integrations and Ross Stores made public their inclusive policies.

Sustainability (ESG) Reporting: Comprehensive reporting on ESG factors that are relevant to a company’s business is a critical management tool and fosters corporate accountability.  Three out of 8 Walden resolutions requesting detailed information on ESG policies, performance, and progress were withdrawn with company commitments to initiate reports—Gentex, Simpson Manufacturing, and Wolverine World Wide.  Clarcor, Emerson Electric, and ESCO Technologies each received strong shareholder support (40 percent, 38 percent, and 24 percent, respectively), an unambiguous message to management that investors value greater ESG transparency.

Led by the Interfaith Center on Corporate Responsibility (ICCR), Walden is an active participant in discussions with J.P. Morgan on corporate governance and risk control measures in response to recent, high profile and costly controversies (featured in our December Values newsletter). ICCR members withdrew their resolution in response to J.P. Morgan’s commitment to publish a report in the fall detailing each legal issue under investigation, as well as measures being taken to rebuild a culture of ethics, strengthen checks and balances in risk management, and foster greater accountability through new board and management structures and executive compensation policies.

The equities of the companies in bold-face above were holdings of one or more of the Walden Funds as of March 31, 2014, or have since been acquired by the Fund(s).

Engagement on Climate Change — Raising the Bar

Walden’s campaign to “raise the bar” encourages vigorous corporate and public policy action to limit climate change to no more than 2°C by 2050. New reports and research have increased our understanding of the risks and opportunities posed by climate change and underscore the need for action.

Research and Reports

In March, Working Group II of the Intergovernmental Panel on Climate Change (IPCC) released its report documenting numerous impacts of climate change already occurring around the globe affecting both people and the environment. The group noted that efforts to both mitigate and adapt to further climate change are critical. On a positive note with respect to mitigation, the Department of Energy reported that since 2008 the cost of solar panels has dropped 75 percent and the cost of LED lights has fallen 85 percent, while electric vehicles now cost 50 percent less than in 2010. Year on year investment in clean energy, as reported by Bloomberg New Energy Finance, fell by 11 percent, in large part related to the declining costs in solar. However, the volume of installed solar capacity increased by around 20 percent.

The Obama administration submitted to the global community its view of key elements of a 2015 climate deal, and Democrats held an all night session discussion on the Senate Floor highlighting the importance of action on climate. The Global Legislators Organisation (GLOBE International) released the 4th edition of the GLOBE Climate Legislation Study. The study is the most comprehensive audit of climate legislation across 66 countries, together responsible for around 88 percent of global manmade greenhouse gas (GHG) emissions. Sixty two of the countries have legislation or regulation addressing climate change, with 8 passing new legislation in the last year.

Company Engagement on Climate

Walden is actively engaged with more than 30 companies this season, specifically focusing on setting GHG goals, climate related disclosure, and influence on public policy. The following are three illustrations of progress (see chart at right for more examples).

Intel updated its climate policy, which now details the scientific consensus regarding climate change; links its GHG reduction goals to targets endorsed by climate scientists; and discusses the company’s lobbying/advocacy efforts. Another example is Denbury Resources’ commitment to publish a sustainability report that follows the Global Reporting Initiative’s latest guidelines. The company is also increasing the use anthropogenic CO2 in its enhanced oil recovery, an example of carbon capture and storage, when feasible.

Selected Walden Engagement Results

Company	Progress and Results
Advance Auto Parts	Expanding disclosure of energy management
AptarGroup	Setting new climate change goals in 2014 and increasing disclosure
Apple	Signed the Climate Declaration
Becton Dickinson	Setting a new GHG goal in 2014
Cabot Oil & Gas	Setting energy related goals and targets and increasing disclosure
Denbury	Will publish GRI based sustainability report
Cincinnati Financial	Increasing climate related disclosure
DENTSPLY	Reporting on results of energy audit
Donaldson	Developing a GHG goal to be set in 2015
ExxonMobil	Reported on carbon asset risk
Intel	Updated climate policy and signed the Climate Declaration
Lincoln Electric	Increasing sustainability reporting and will set a GHG goal
Mettler Toledo	Will set public energy/GHG goals and increase climate related disclosure
Ross Stores	Increasing sustainability disclosure
Stryker	Will set GHG goals and respond to CDP climate survey

Companies in bold received resolutions; all were withdrawn.

Finally, ExxonMobil’s response to an investor coalition inquiry on carbon asset risk was an unequivocal statement that climate change is occurring, that it is caused in large part by human activity, and that it presents serious risk to society. ExxonMobil also stated that it considered government action to limit climate change to a 2°C increase highly unlikely. This sobering assessment serves as a reminder of the challenge of transitioning to a low carbon economy.

The information contained herein has been prepared from sources and data we believe to be reliable, but we make no guarantee as to its adequacy, accuracy, timeliness, or completeness. We cannot and do not guarantee the suitability or profitability of any particular investment. No information herein is intended as an offer or solicitation of an offer to sell or buy, or as a sponsorship of any company, security, or fund. Neither Walden nor any of its contributors makes any representations about the suitability of the information contained herein. Opinions expressed herein are subject to change without notice.

The equities of the companies in bold-face above were holdings of one or more of the Walden Funds as of March 31, 2014, or have since been acquired by the Fund(s).

Walden Asset Management Fund

Walden Equity Fund

March 31, 2014

William H. Apfel, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Asset Management Fund Objective

The investment objective of the Walden Asset Management Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective

The investment objective of the Walden Equity Fund is to seek long-term growth of capital through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

The Walden Asset Management Fund returned 13.73% for the 12-month period, benefitting from a high allocation to equities. Equity segment results, however, trailed broad market averages. The Walden Equity Fund returned 19.66% for the 12-month period, compared to 21.86% for the S&P 500 Index. The relative shortfall in equity performance in both Funds was due, primarily, to the equity selection approach the Funds share. As has often been the case in past periods of sharply rising markets, our “high quality” discipline, which seeks to identify companies with long histories of financial success and stability, limited results. Long-term results for both Funds remain attractive. Through most market cycles, returns have exceeded benchmarks while providing significant protection when markets faltered.

While our high-quality discipline limited results during the market’s rapid rise, the equity sector allocation strategy aided results. For most of the past three years, we have avoided the telecom and utilities sectors. Both trailed the broad market during the past 12-months. Our assessment of these sectors, however, has not changed. In both cases, investors have accepted higher valuations while seeking above market dividend yields. We believe this strategy entails underappreciated risks. Most obviously, the appeal of high yielding stocks will surely dissipate when interest rates ultimately rise. More fundamentally, we are skeptical that business models in these sectors will allow companies to generate free cash flows sufficient to grow, or in some cases even to maintain, current dividend payouts.*

The Funds’ consumer discretionary sector results exceeded sector benchmarks during the past year. The variation among industries and business models in this sector is wide-ranging. The sector includes some of the highest growth and richly valued businesses in the country—Amazon and Netflix are examples—to steady growth cable operators, cyclical auto parts suppliers, and companies whose fortunes are tied to the housing cycle. While results were hardly uniform, several of the largest capitalization “high flyers” fell sharply late in the year as investors’ appetite for risk waned. We have focused our selections in this sector on less expensive companies that generate high levels of free cash flow and have more predictable business models.*

Financial sector holdings trailed the sector benchmark during this period. While our bank selections generally fared well, two long held property casualty insurance company investments trailed market averages, especially in the second half of the 12-month period. Stocks in this industry are sensitive to anticipated changes in the pricing of insured risks. While we claim no special insight into the pricing trends in this narrow segment, both companies, in our view, maintain unique niches, earn attractive returns on capital, and are fairly priced. We expect to retain these positions despite the inevitable short-term fluctuations in insurance prices.*

Fixed income results for the Walden Asset Management Fund trailed market indices during the past year. During the period, interest rates on longer-term securities rose and fell as perceptions of Fed policy and the course of the economy evolved. Rates declined early in the period as the economy slowed, rose during the summer amidst rising concerns regarding tightening monetary policy, and fell more recently as market participants evaluated the prospective policies of a new Fed Chair. Although interest rates will likely continue to rise or fall with virtually every Fed announcement and each new economic data point, over the long term we expect rates to rise gradually along with economic growth. Fund bond holdings are of shorter average maturity than those tracked by comparative indices.*

Outlook & Strategy

Our assessment of the investment environment has changed little during the past several months. We anticipate that U.S. economic growth will continue on the steady path established in recent years. The economy is far from reaching capacity constraints of capital or labor, high corporate profit margins face no near term challenges and consumer spending may well grow more quickly in the year ahead as the effects of the great recession and recent tax increases recede. Meanwhile, U.S. stocks are fairly priced given good prospects for a period of moderate profit growth. Fixed income investments, in contrast, are likely to prove poor alternatives in all but the most adverse scenarios for equities. Equity allocations in Walden Asset Management Fund remain above historical averages.*

Equity investments remain well diversified by sector and industry and are structured to participate in a continued global economic recovery. We continue to avoid the telecom and utilities sectors while retaining a substantial weight in global consumer products companies. These latter sectors, in our judgment, have superior growth opportunities while still generating ample levels of free cash flow. Within the financial sector, regional banks are emphasized. Many are available at fair valuations and should continue to benefit from growing lending opportunities and rising interest rates. Equity investments have little exposure to commodity price movements. Slowing growth in the developing world and modest global inflation suggest that such investments are likely to prove untimely. As always, equity holdings are comprised of a diversified mix of attractively valued companies we judge to have superior financial underpinnings and business models that can be sustained long into the future.*

*  Portfolio composition is subject to change.

Investment Performance (Unaudited)

	Annualized
	1 Year Ended	5 Years Ended	10 Years Ended
	3/31/14	3/31/14	3/31/14
Walden Asset Management Fund(1)	13.73%	12.80%	5.60%
Walden Equity Fund(1)	19.66%	19.15%	6.97%
S&P 500 Index	21.86%	21.16%	7.42%
Barclays U.S. Government/Credit Bond Index	-0.26%	5.07%	4.41%
Citigroup 90-Day U.S. Treasury Bill Index	0.05%	0.09%	1.56%
Morningstar U.S. Open-End Moderate Allocation Funds Average	11.69%	14.13%	5.61%

The charts represent a 10-year hypothetical $100,000 investment in the Walden Asset Management Fund and Walden Equity Fund, and represents the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Asset Management Fund is measured against a combination of equity and fixed income indices. The Walden Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Barclays U.S. Government/Credit Bond Index is a component of the Barclays U.S. Aggregate Index. The Barclays U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The Morningstar U.S. Open-End Moderate Allocation Funds Average represents performance of portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash. The indices are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Walden Asset Management Fund

Fund Net Asset Value:	$15.17
Gross Expense Ratio(1):	1.10%

Walden Equity Fund

Fund Net Asset Value:	$18.19
Gross Expense Ratio(1):	1.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)

The Funds’ Gross Expense Ratio is from the most recent prospectus, dated August 1, 2013. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Walden Asset Management Fund’s and the Walden Equity Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see each Fund’s most recent prospectus for details. Additional information pertaining to each Fund’s expense ratio as of March 31, 2014 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2014 and may be terminated thereafter.

Walden Midcap Fund

March 31, 2014

Stephen J. Amyouny, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“midcap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

Equities continued their advance to record prices during the 12-month period ended March 31, 2014. The Walden Midcap Fund posted a total return of 17.65% for the period, trailing the benchmark Russell Midcap Index return of 23.51%. The most significant factor that influenced the Fund’s relative performance for the period was the strong performance of lower quality, more volatile stocks versus the higher-quality stocks that we favor.

Although it is the largest single contributor to equity returns over long periods, corporate profit growth was actually quite modest this past year—mid-single digits in aggregate—and was not the principal component of the superb equity returns. Rather, as investors began to acknowledge the economic improvements and the diminished fiscal and geopolitical concerns noted in the Economic and Market Summary, equity valuations expanded sharply. However, we entered the year with a belief that equity valuations were quite attractive; thus, the steady increase in equity valuations throughout the year was not unjustified given the afore-mentioned improvements in the economic environment, and in turn, the increasingly positive outlook for corporate profits.

The Fund benefited from the strong performance of economically sensitive stocks, especially within the consumer discretionary and industrials sectors. Several regional banks held within the Fund also posted strong performance during the year due to improving credit quality, rising loan demand, and the potential benefits of a steepening yield curve; these banks included Comerica, Signature Bank, East West Bancorp, and Cullen/Frost. Utility stocks and real estate investment trusts (REITs)(1), two industries in which the Fund maintains less representation than the benchmark index, generally trailed the benchmark index return. The Fund was adversely impacted by security selection within the information technology sector in which several of the Fund’s positions performed poorly. The weak performances of several stocks that participate in the enterprise corporate IT segment of the market were a drag on overall results. These stocks included Teradata, Citrix Systems, and TIBCO Software.*

Portfolio Strategy

Equity valuations have increased substantially from the depressed levels reached during the financial crisis, yet in aggregate, they remain reasonable given the outlook for corporate profits, still-low interest rates, and very modest inflation expectations. There are, however, segments of the market that have experienced significant valuation expansion which may now reflect overly-optimistic projections of future corporate earnings. Early stage biotechnology, cloud computing, social media, and internet-related businesses are among the groups that we believe show equity valuations appear disconnected with fundamentals. In fact, speculative enthusiasm for these groups of stocks faded in late February and March, leading to sharply lower prices for many of these shares.

Although geopolitical risks remain elevated and economic growth in some emerging markets has recently disappointed, we continue to favor companies with broad-based international exposure, especially within the industrials, healthcare, technology, and consumer staples sectors. The Fund is well-represented in the healthcare and technology sectors; however, the composition of our holdings in these sectors differs from the index constituents. In healthcare, the Fund’s holdings are concentrated in high-quality companies that participate in the medical device, equipment, supply, and/or service segments of the industry; we avoid investments in the more speculative segments of the industry (e.g. biotechnology) where future success is largely uncertain. In the technology sector, we likewise seek to invest in a diversified set of high-quality companies with track records of successful revenue and earnings growth and business models that we believe are sustainable over the long term. We generally shun companies with emerging, yet unproven, technologies or business services that we view as less defensible over the long term.*

In the financial sector, we continue to own a basket of well-capitalized regional banks. We believe that these banks scould benefit from increasing loan demand and rising interest rates, the latter of which may allow them to earn more attractive returns on their assets. Although high dividend paying REITs offer some short-term appeal to income-oriented investors seeking alternatives to low yielding bonds, we continue to maintain below average representation in this market segment as there appears to be a disconnect between present valuations and the fundamental outlook for this group of companies.*

(1)

REITs (real estate investment trusts) are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. Most REITs trade on major stock exchanges or over-the-counter. Investments in the Fund is subject to the risk related to a direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

*	Portfolio composition is subject to change.

Investment Performance (Unaudited)

	Annualized
	1 Year Ended	Since Inception
	3/31/14	8/1/11
Walden Midcap Fund(1)	17.65%	14.34%
Russell Midcap® Index	23.51%	18.14%

The chart represents the historical performance of a hypothetical $100,000 investment in the Walden Midcap Fund from August 1, 2011 to March 31, 2014, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$14.06
Gross Expense Ratio(1):	1.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2013. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2014 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2014 and may be terminated thereafter.

Walden SMID Cap Innovations Fund

March 31, 2014

Kenneth P. Scott, CFA

Stephen C. Franco, CFA

Heidi H. Vanni, CFA

Portfolio Managers

Boston Trust Investment Management, Inc.

Fund Objective

The investment objective of the Walden SMID Cap Innovations Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small- to mid-capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

U.S. equity markets rose sharply for the 12-month period ended March 31, 2014, with the value of the benchmark Russell 2500® Index increasing 24.01%. The U.S. market welcomed continued improvement in economic fundamentals.

The Walden SMID Cap Innovations Fund, which focuses on higher quality, more innovative companies, posted a strong gain of 19.68% for the 12-month period, although, disappointingly, underperforming the benchmark return for the fiscal period.

Generally, stocks of higher-quality companies underperform when share prices rise sharply and when expectations for volatility are low and falling. This is consistent with the view that stock values, and those of riskier companies in particular, appreciate as investors demonstrate increased appetite for risk. On a key measure of quality—volatility of returns  on invested capital—stocks with lower-quality profiles outperformed in the year ended March 31, 2014. On other measures of quality, such as profitability, the performance impact is less clear.

The Fund holdings in aggregate posted continued improvement in their fundamentals. For example, through March 31, 2014, year over year median sales per share growth rates exceeded those of the benchmark constituents.*

Performance Attribution Commentary

The top individual stock contributors to performance this year were early stage commercial lender SVB Financial (SIVB), small business lender Signature Bank (SBNY), mortgage servicer Ocwen Financial (OCN), rail safety products manufacturer Wabtec (WAB), and energy-efficient oven producer Middleby (MIDD).*

Laggards this year were seismic equipment firm Geospace (GEOS), wireless technology developer InterDigital (IDCC), high capacity interconnect designer Mellanox (MLNX), at-home beverage carbonation system manufacturer SodaStream (SODA), and commercial weight loss diet firm Weight Watchers (WTW).*

We aim to maintain SMID cap portfolio sector weights comparable to those of the overall SMID cap market. Slight differences in sector weights had no significant impact on relative performance. However, at the subsector level there were differences that affected performance. For example, our focus on higher-quality companies resulted in under weights in certain lower-quality industries (e.g. airlines, biotechnology, and media) that fared particularly well during the 12-month period.*

In the past two years we have observed what we regard as a disconnect between the market returns of smaller stocks and their less than stellar fundamental performance. A generally optimistic economic outlook, including expectations for continued low interest rates and persistence of cyclical success likely underlie the historically high, current valuation of the SMID cap market. According to our analysis of Russell index data, the SMID cap market valuation, on a price-to-sales basis and on a price-to-earnings ratio, based on trailing twelve month earnings consistent with GAAP, or price-to-earnings(1) basis, is now more than one standard deviation above its 20-year median. Walden SMID Cap Innovations Fund holdings have benefited less from the extraordinary price-to-earnings ratio expansion in the recent past.*

Nevertheless, we do not believe that the broad SMID cap market index can produce superior risk-adjusted total returns relative to a subset of higher-quality companies in the long run. The valuation of the Russell 2500® index remained at an elevated, trailing price-to-earnings ratio of 32x on March 31, 2014. We believe this is noteworthy when compared to the price-to-earnings ratio of 25x for the higher quality holdings of the Fund. At some point, gains from valuation expansion will become difficult to sustain, given the inferior fundamentals of the index. Thus, especially on a mid- and long-term basis, or in a return to normal market volatility, we remain pleased with the relative outlook of the subset of profitable, more innovative, faster growing, more reasonably valued companies that we have identified for Fund holders.*

(1)	The price-to-earnings ratio (“P/E ratio”) is a valuation metric computed by dividing the company’s current share price by its per share earnings.

*	Portfolio composition is subject to change.

Investment Performance (Unaudited)

	Annualized
	1 Year Ended	Since Inception
	3/31/14	6/28/12
Walden SMID Cap Innovations Fund(1)	19.68%	23.64%
Russell 2500® Index	24.01%	29.13%

The chart represents the historical performance of a hypothetical $100,000 investment in the Walden SMID Cap Innovations Fund from June 28, 2012 to March 31, 2014, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden SMID Cap Innovations Fund is measured against the Russell 2500™ Index, which is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$13.97
Gross Expense Ratio(1):	1.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2013. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2014 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2014 and may be terminated thereafter.

Walden Small Cap Innovations Fund

March 31, 2014

Kenneth P. Scott, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The investment objective of the Walden Small Cap Innovations Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

U.S. equity markets rose sharply for the 12-month period ended March 31, 2014, with the value of the benchmark Russell 2000® Index increasing 24.90%. The U.S. market welcomed continued improvement in economic fundamentals.

The Walden Small Cap Innovations Fund, which focuses on higher quality, more innovative companies, posted a strong gain of 18.58% for the 12-month period, although, disappointingly, underperforming the benchmark return for the fiscal period. Generally, stocks of higher-quality companies underperform when share prices rise sharply and when expectations for volatility are low and falling. This is consistent with the view that stock values, and those of riskier companies in particular, appreciate as investors demonstrate increased appetite for risk. On a key measure of quality—volatility of returns on invested capital—stocks with lower-quality profiles outperformed in the year ended March 31, 2014. On other measures of quality, such as profitability, the performance impact is less clear.

The Fund holdings in aggregate posted continued improvement in their fundamentals. For example, through March 31, 2014, year-over-year median sales per share growth rates exceeded those of the benchmark constituents.*

Performance Attribution Commentary

The top individual stock contributors to performance this year were the corporate bond-trading platform MarketAxess (MKTX), community bank Texas Capital (TCBI), niche auto parts designer Gentherm (THRM), energy services firm Carbo Ceramics (CRR), and energy equipment firm Lufkin (LUFK).*

Laggards this year were seismic equipment firm Geospace (GEOS), high capacity interconnect designer Mellanox (MLNX), wireless technology developer InterDigital (IDCC), at-home beverage system maker Soda Stream (SODA), and business-to-business auction firm Liquidity Services (LQDT).*

We aim to maintain small-cap portfolio sector weights comparable to those of the overall small-cap market. Slight differences in sector weights had no significant impact on relative performance.*

In the past two years we have observed what we regard as a disconnect between the market returns of smaller stocks and their less than stellar fundamental performance. A generally optimistic economic outlook, including expectations for continued low interest rates and persistence of cyclical success likely underlie the historically high, current valuation of the small-cap market. According to our analysis of Russell index data, the small-cap market valuation, on a price-to-sales basis and on a trailing price-to-GAAP(1) earnings, or price-to-earnings(1) basis, is now more than one standard deviation above its 20-year median. Walden Small Cap Innovations Fund holdings have benefited less from the extraordinary price-to-earnings ratio expansion in the recent past.*

Nevertheless, we do not believe that the broad small-cap market index can produce superior risk-adjusted total returns relative to a subset of higher quality companies in the long run. The valuation of the Russell 2000® Index remained at an elevated levels, trailing price-to-earnings ratio of 50x on March 31, 2014. We believe this is noteworthy when compared to the price-to-earnings ratio of 27x for the higher quality holdings of the Fund. At some point, gains from valuation expansion will become difficult to sustain, given the inferior fundamentals of the index. Thus, especially on a mid- and long-term basis, or in a return to normal market volatility, we remain pleased with the relative outlook of the subset of profitable, more innovative, faster growing, more reasonably valued companies that we have identified for Fund holders.*

(1)         The price-to-sales ratio is a valuation metric computed by dividing the company’s current share price by per-share sales. The price-to-earnings ratio (“P/E ratio”) is a valuation metric computed by dividing the company’s current share price by its per share earnings.

*                 Portfolio composition is subject to change.

Investment Performance (Unaudited)

	Annualized
	1 Year Ended	5 Years Ended	Since Inception
	3/31/14	3/31/14	10/24/08
Walden Small Cap Innovations Fund(1)	18.58%	22.38%	18.60%
Russell 2000® Index	24.90%	24.31%	19.96%

The chart represents the historical performance of a hypothetical $100,000 investment in the Walden Small Cap Innovations Fund from October 24, 2008 to March 31, 2014, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Small Cap Innovations Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$20.43
Gross Expense Ratio(1):	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2013. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2014 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2014 and may be terminated thereafter.

Schedule of Portfolio Investments	Walden Asset Management Fund
March 31, 2014

Security Description	Shares	Fair Value ($)

COMMON STOCKS (76.6%)

Consumer Discretionary (9.1%)
Advance Auto Parts, Inc.	6,500	822,250
Autoliv, Inc.	7,000	702,450
McDonald’s Corp.	10,000	980,300
NIKE, Inc., Class B	18,000	1,329,480
Omnicom Group, Inc.	13,000	943,800
Ross Stores, Inc.	13,000	930,150
The Home Depot, Inc.	2,000	158,260
Time Warner Cable, Inc.	10,000	1,371,800
		7,238,490
Consumer Staples (9.6%)
Colgate-Palmolive Co.	15,700	1,018,459
Costco Wholesale Corp.	9,200	1,027,456
General Mills, Inc.	17,000	880,940
Nestle SA, Sponsored ADR	15,000	1,128,300
PepsiCo, Inc.	14,000	1,169,000
Procter & Gamble Co.	14,000	1,128,400
Reckitt Benckiser Group PLC, Sponsored ADR	52,000	856,960
SYSCO Corp.	10,000	361,300
		7,570,815
Energy (5.9%)
Apache Corp.	12,000	995,400
BG Group PLC, Sponsored ADR	43,000	795,070
ConocoPhillips	20,000	1,407,000
Core Laboratories NV GDR	4,800	952,512
Denbury Resources, Inc.	29,500	483,800
		4,633,782
Financials (12.1%)
American Express Co.	10,000	900,300
Chubb Corp.	11,000	982,300
Cincinnati Financial Corp.	22,000	1,070,520
Comerica, Inc.	17,000	880,600
Commerce Bancshares, Inc.	15,750	731,115
JPMorgan Chase & Co.	18,250	1,107,958
PNC Financial Services Group, Inc.	12,000	1,044,000
State Street Corp.	9,000	625,950
T. Rowe Price Group, Inc.	17,000	1,399,950
US Bancorp	20,000	857,200
		9,599,893
Health Care (11.0%)
Becton, Dickinson & Co.	10,000	1,170,800
C.R. Bard, Inc.	7,500	1,109,850
DENTSPLY International, Inc.	19,000	874,760
Edwards Lifesciences Corp. (a)	6,500	482,105
Johnson & Johnson, Inc.	12,000	1,178,760
Medtronic, Inc.	13,500	830,790
Mettler-Toledo International, Inc. (a)	3,100	730,608
Roche Holding AG, Sponsored ADR	24,000	905,280
Stryker Corp.	9,500	773,965
Waters Corp. (a)	6,000	650,460
		8,707,378
Industrials (12.3%)
3M Co.	8,500	1,153,110
Deere & Co.	9,500	862,600
Donaldson Co., Inc.	24,000	1,017,600
Emerson Electric Co.	20,000	1,336,000
Expeditors International of Washington, Inc.	7,000	277,410
Illinois Tool Works, Inc.	17,000	1,382,610
Lincoln Electric Holdings, Inc.	11,500	828,115
Union Pacific Corp.	3,800	713,108
United Parcel Service, Inc., Class B	10,000	973,800
W.W. Grainger, Inc.	4,650	1,174,869
		9,719,222

	Shares or
	Principal
	Amount ($)
Information Technology (13.4%)
Accenture PLC GDR, Class A	11,500	916,780
Apple, Inc.	2,400	1,288,176
Automatic Data Processing, Inc.	13,000	1,004,380
Cisco Systems, Inc.	40,000	896,400
EMC Corp.	30,000	822,300
Google, Inc., Class A (a)	900	1,003,059
Intel Corp.	20,000	516,200
International Business Machines Corp.	5,500	1,058,695
Microsoft Corp.	31,000	1,270,690
Oracle Corp.	25,000	1,022,750
QUALCOMM, Inc.	9,500	749,170
		10,548,600
Materials (3.2%)
AptarGroup, Inc.	12,000	793,200
Praxair, Inc.	7,000	916,790
Sigma-Aldrich Corp.	9,000	840,420
		2,550,410
TOTAL COMMON STOCKS (Cost $38,291,418)		60,568,590

CORPORATE BONDS (3.4%)

Consumer Staples (0.2%)
Campbell Soup Co., 4.50%, 2/15/19	150,000	164,409

Financials (2.5%)
American Express Co., 2.65%, 12/2/22	287,000	273,175
American Express Co., 7.00%, 3/19/18	250,000	296,780
Calvert Social Investment Fund, 0.75%, 8/31/14, MTN (b)	75,000	75,000
Export-Import Bank of Korea, 1.75%, 2/27/18	250,000	247,719
International Finance Corp., 0.63%, 11/15/16	250,000	248,740
JPMorgan Chase & Co., 3.15%, 7/5/16	250,000	261,755
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/1/18	250,000	337,405
North American Development Bank, 4.38%, 2/1/20	100,000	108,110
Wachovia Corp., 5.75%, 6/15/17	100,000	113,720
		1,962,404
Health Care (0.2%)
Merck & Co., Inc., 3.88%, 1/15/21, Callable 10/15/20 @ 100	150,000	160,283

Industrials (0.1%)
Hubbell, Inc., 3.63%, 11/15/22	75,000	74,480

Information Technology (0.3%)
Oracle Corp., 5.75%, 4/15/18	200,000	230,461

Telecommunication Services (0.1%)
AT&T, Inc., 5.50%, 2/1/18	100,000	112,925
TOTAL CORPORATE BONDS (Cost $2,526,190)		2,704,962

See Notes to Financial Statements

	Shares or
	Principal
Security Description	Amount ($)	Fair Value ($)

MUNICIPAL BONDS (0.9%)

Illinois (0.3%):
Illinois State, GO, 5.00%, 6/1/27, NATL-RE FGIC, Callable 2/6/14 @ 100	200,000	201,066

Ohio (0.2%):
Ohio State, Series D, GO, 4.50%, 9/15/22, NATL-RE, Callable 3/15/16 @ 100	150,000	158,318

Oregon (0.1%):
Oregon State, Series A, GO, 5.00%, 10/1/14	100,000	102,376

Wisconsin (0.3%):
Wisconsin State, Build America Bonds, GO, 4.60%, 5/1/26, Callable 5/1/21 @ 100	250,000	264,210
TOTAL MUNICIPAL BONDS (Cost $701,656)		725,970

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (16.1%)

Federal Farm Credit Bank
5.38%, 11/10/20	250,000	293,478

Federal Home Loan Bank
0.50%, 11/20/15	250,000	250,571
0.63%, 12/28/16	1,000,000	995,274
0.88%, 12/12/14	1,500,000	1,508,245
1.38%, 5/28/14	1,000,000	1,002,003
2.50%, 3/11/22	200,000	196,264
5.25%, 12/11/20	200,000	235,080
5.25%, 8/15/22	1,000,000	1,176,824
5.50%, 7/15/36	700,000	857,870
		6,222,131
Federal Home Loan Mortgage Corporation
1.00%, 3/8/17	1,000,000	1,003,176
2.38%, 1/13/22	1,400,000	1,373,701
		2,376,877
Federal National Mortgage Association
0.88%, 8/28/14	1,000,000	1,003,411
1.13%, 6/27/14	500,000	501,271
		1,504,682
Government National Mortgage Association
4.00%, 9/15/40	130,970	137,981
4.00%, 9/15/41	435,287	458,589
6.50%, 5/15/32	29,861	33,681
		630,251
U.S. Treasury Inflation Index Note
0.63%, 7/15/21	259,433	267,391
1.25%, 7/15/20	1,340,575	1,446,111
		1,713,502
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $12,531,594)		12,740,921

INVESTMENT COMPANIES (2.9%)

State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00% (c)	2,313,857	2,313,857
TOTAL INVESTMENT COMPANIES (Cost $2,313,857)		2,313,857

Total Investments (Cost $56,364,715)(d) — 99.9%		79,054,300
Other assets in excess of liabilities — 0.1%		113,612
NET ASSETS — 100.0%		$79,167,912

(a)	Non-income producing security.
(b)	Illiquid Security.
(c)	Rate disclosed is the seven day yield as of March 31, 2014.
(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

ADR	American Depositary Receipt
FGIC	Insured by Financial Guaranty Insurance Company
GDR	Global Depositary Receipt
GO	General Obligation
MTN	Medium Term Note
NATL-RE	Reinsured by National Public Finance Guarantee Corporation
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden Asset Management Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014

Assets:
Investments, at fair value (cost $56,364,715)	$79,054,300
Interest and dividends receivable	186,061
Prepaid expenses and other assets	3,474
Total Assets	79,243,835
Liabilities:
Payable for capital shares redeemed	16,924
Accrued expenses and other liabilities:
Investment adviser	39,082
Administration and accounting	1,033
Custodian	1,269
Chief compliance officer	58
Trustee	106
Shareholder servicing fees	4,195
Other	13,256
Total Liabilities	75,923
Net Assets	$79,167,912
Composition of Net Assets:
Capital	$56,293,850
Accumulated net investment income	185,693
Accumulated net realized losses from investment transactions	(1,216)
Net unrealized appreciation from investments	22,689,585
Net Assets	$79,167,912
Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,217,639
Net Asset Value, Offering Price and Redemption price per share	$15.17

STATEMENT OF OPERATIONS

For the year ended March 31, 2014

Investment Income:
Interest	$314,499
Dividends	1,090,429
Less: Foreign tax withholding	(869)
Total Investment Income	1,404,059
Expenses:
Investment adviser	539,973
Administration and accounting	77,571
Custodian	11,394
Transfer agency	29,532
Chief compliance officer	2,747
Trustee	2,904
Shareholder servicing	44,401
Other	45,881
Total expenses before fee reductions	754,403
Fees voluntarily reduced by the transfer agent	(5,426)
Fees contractually reduced by the investment adviser	(28,632)
Net Expenses	720,345
Net Investment Income	683,714
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	481,944
Change in unrealized appreciation from investments	8,019,460
Net realized/unrealized gains from investments	8,501,404
Change in Net Assets Resulting from Operations	$9,185,118

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2014	March 31, 2013

Investment Activities:
Operations:
Net investment income	$683,714	$727,570
Net realized gains from investment transactions	481,944	460,562
Change in unrealized appreciation from investments	8,019,460	2,939,385
Change in Net Assets Resulting from Operations	9,185,118	4,127,517
Dividends:
Net investment income	(655,425)	(710,488)
Net realized gains from investment transactions	(427,528)	—
Change in Net Assets Resulting Shareholder Dividends	(1,082,953)	(710,488)
Capital Share Transactions:
Proceeds from shares issued	8,589,407	7,258,486
Dividends reinvested	977,922	524,576
Cost of shares redeemed	(3,229,189)	(3,552,189)
Change in Net Assets Resulting from Capital Share Transactions	6,338,140	4,230,873
Change in Net Assets	14,440,305	7,647,902
Net Assets:
Beginning of period	64,727,607	57,079,705
End of period	$79,167,912	$64,727,607
Share Transactions:
Issued	591,985	568,831
Reinvested	66,076	41,417
Redeemed	(224,028)	(279,084)
Change in shares	434,033	331,164
Accumulated net investment income	$185,693	$145,977

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended March	ended March	ended March	ended March	ended March
	31, 2014	31, 2013	31, 2012	31, 2011	31, 2010

Net Asset Value, Beginning of Period	$13.53	$12.82	$12.07	$10.98	$8.84

Investment Activities:
Net investment income	0.13	0.15	0.12	0.15	0.16
Net realized and unrealized gains from investment transactions	1.72	0.71	0.75	1.09	2.11
Total from investment activities	1.85	0.86	0.87	1.24	2.27

Dividends:
Net investment income	(0.13)	(0.15)	(0.12)	(0.15)	(0.13)
Net realized gains from investments	(0.08)	—	—	—	—
Total dividends	(0.21)	(0.15)	(0.12)	(0.15)	(0.13)

Net Asset Value, End of Period	$15.17	$13.53	$12.82	$12.07	$10.98
Total Return	13.73%	6.83%	7.35%	11.32%	25.78%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$79,168	$64,728	$57,080	$48,044	$41,500
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.95%	1.25%	1.04%	1.30%	1.59%
Ratio of expenses (before fee reductions) to average net assets (a)	1.05%	1.10%	1.13%	1.14%	1.17%
Portfolio turnover rate	6.50%	15.93%	24.56%	31.03%	27.02%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)  During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Equity Fund
March 31, 2014

Security Description	Shares	Fair Value ($)
COMMON STOCKS (99.2%)

Consumer Discretionary (12.0%)
Advance Auto Parts, Inc.	15,000	1,897,500
Autoliv, Inc.	19,000	1,906,650
DIRECTV (a)	17,000	1,299,140
McDonald’s Corp.	25,000	2,450,750
NIKE, Inc., Class B	41,000	3,028,260
Omnicom Group, Inc.	32,000	2,323,200
Ross Stores, Inc.	31,000	2,218,050
The TJX Cos., Inc.	3,000	181,950
Time Warner Cable, Inc.	21,000	2,880,780
		18,186,280
Consumer Staples (11.9%)
Colgate-Palmolive Co.	46,000	2,984,020
Costco Wholesale Corp.	21,000	2,345,280
General Mills, Inc.	40,000	2,072,800
Nestle SA, Sponsored ADR	36,000	2,707,920
PepsiCo, Inc.	35,000	2,922,500
Procter & Gamble Co.	36,000	2,901,600
Reckitt Benckiser Group PLC, Sponsored ADR	130,000	2,142,400
		18,076,520
Energy (7.6%)
Apache Corp.	27,000	2,239,650
BG Group PLC, Sponsored ADR	105,000	1,941,450
ConocoPhillips	54,000	3,798,900
Core Laboratories NV GDR	12,000	2,381,280
Denbury Resources, Inc.	70,000	1,148,000
		11,509,280
Financials (16.2%)
American Express Co.	20,000	1,800,600
Chubb Corp.	27,000	2,411,100
Cincinnati Financial Corp.	55,000	2,676,300
Comerica, Inc.	43,000	2,227,400
Commerce Bancshares, Inc.	29,400	1,364,748
JPMorgan Chase & Co.	46,000	2,792,660
Northern Trust Corp.	22,000	1,442,320
PNC Financial Services Group, Inc.	30,000	2,610,000
State Street Corp.	23,000	1,599,650
T. Rowe Price Group, Inc.	43,000	3,541,050
US Bancorp	50,000	2,143,000
		24,608,828
Health Care (13.9%)
Becton, Dickinson & Co.	25,000	2,927,000
C.R. Bard, Inc.	16,000	2,367,680
DENTSPLY International, Inc.	46,000	2,117,840
Edwards Lifesciences Corp. (a)	12,000	890,040
Johnson & Johnson, Inc.	28,000	2,750,440
Medtronic, Inc.	30,000	1,846,200
Mettler-Toledo International, Inc. (a)	7,000	1,649,760
Roche Holding AG, Sponsored ADR	64,000	2,414,080
Saint Jude Medical, Inc.	10,000	653,900
Stryker Corp.	23,000	1,873,810
Waters Corp. (a)	15,000	1,626,150
		21,116,900
Industrials (15.9%)
3M Co.	20,000	2,713,200
Deere & Co.	24,000	2,179,200
Donaldson Co., Inc.	60,000	2,544,000
Emerson Electric Co.	47,000	3,139,600
Hubbell, Inc., Class B	10,000	1,198,700
Illinois Tool Works, Inc.	41,500	3,375,195
Lincoln Electric Holdings, Inc.	25,000	1,800,250
Union Pacific Corp.	12,000	2,251,920
United Parcel Service, Inc., Class B	20,000	1,947,600
W.W. Grainger, Inc.	12,000	3,031,920
		24,181,585
Information Technology (17.3%)
Accenture PLC GDR, Class A	28,500	2,272,020
Apple, Inc.	6,100	3,274,114
Automatic Data Processing, Inc.	34,000	2,626,840
Cisco Systems, Inc.	100,000	2,241,000
EMC Corp.	85,000	2,329,850
Google, Inc., Class A (a)	2,600	2,897,726
International Business Machines Corp.	12,500	2,406,125
Microsoft Corp.	85,000	3,484,150
Oracle Corp.	70,000	2,863,700
QUALCOMM, Inc.	25,000	1,971,500
		26,367,025
Materials (4.4%)
AptarGroup, Inc.	30,000	1,983,000
Praxair, Inc.	18,000	2,357,460
Sigma-Aldrich Corp.	25,000	2,334,500
		6,674,960
TOTAL COMMON STOCKS (Cost $93,038,207)		150,721,378

INVESTMENT COMPANIES (0.3%)

State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00% (b)	415,678	415,678
TOTAL INVESTMENT COMPANIES (Cost $415,678)		415,678

Total Investments (Cost $93,453,885)(c) — 99.5%		151,137,056
Other assets in excess of liabilities — 0.5%		741,836
NET ASSETS — 100.0%		$151,878,892

(a) Non-income producing security.

(b) Rate disclosed is the seven day yield as of March 31, 2014.

(c) See Federal Tax Information listed in the Notes to the Financial Statements.

ADR                     American Depositary Receipt

GDR                     Global Depositary Receipt

PLC                        Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014

Assets:
Investments, at fair value (cost $93,453,885)	$151,137,056
Dividends receivable	254,205
Receivable for investments sold	613,063
Receivable for capital shares issued	13,892
Prepaid expenses and other assets	9,192
Total Assets	152,027,408
Liabilities:
Payable for capital shares redeemed	2,817
Accrued expenses and other liabilities:
Investment adviser	91,217
Administration and accounting	2,564
Custodian	1,911
Transfer agent	207
Chief compliance officer	91
Trustee	165
Shareholder servicing fees	28,323
Other	21,221
Total Liabilities	148,516
Net Assets	$151,878,892
Composition of Net Assets:
Capital	$92,196,422
Accumulated net investment income	371,318
Accumulated net realized gains from investment transactions	1,627,981
Net unrealized appreciation from investments	57,683,171
Net Assets	$151,878,892
Shares outstanding (par value $0.01, unlimited number of shares authorized)	8,347,612
Net Asset Value, Offering Price and Redemption price per share	$18.19

STATEMENT OF OPERATIONS

For the year ended March 31, 2014

Investment Income:
Dividends	$2,774,025
Less: Foreign tax withholding	(2,945)
Total Investment Income	2,771,080
Expenses:
Investment adviser	1,063,708
Administration and accounting	145,857
Custodian	21,977
Transfer agency	42,770
Chief compliance officer	5,549
Trustee	5,832
Shareholder servicing	173,881
Other	78,655
Total expenses before fee reductions	1,538,229
Fees voluntarily reduced by the transfer agent	(5,426)
Fees contractually reduced by the investment adviser	(113,975)
Net Expenses	1,418,828
Net Investment Income	1,352,252
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	3,507,905
Change in unrealized appreciation from investments	20,486,265
Net realized/unrealized gains from investments	23,994,170
Change in Net Assets Resulting from Operations	$25,346,422

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended March 31, 2014	For the year ended March 31, 2013

Investment Activities:
Operations:
Net investment income	$1,352,252	$1,325,621
Net realized gains from investment transactions	3,507,905	1,573,805
Change in unrealized appreciation from investments	20,486,265	7,120,222
Change in Net Assets Resulting from Operations	25,346,422	10,019,648
Dividends:
Net investment income	(1,279,080)	(1,235,398)
Net realized gains from investment transactions	(719,069)	—
Change in Net Assets Resulting Shareholder Dividends	(1,998,149)	(1,235,398)
Capital Share Transactions:
Proceeds from shares issued	14,219,200	26,075,858
Dividends reinvested	1,799,548	1,012,431
Cost of shares redeemed	(18,185,795)	(9,380,879)
Change in Net Assets Resulting from Capital Share Transactions	(2,167,047)	17,707,410
Change in Net Assets	21,181,226	26,491,660
Net Assets:
Beginning of period	130,697,666	104,206,006
End of period	$151,878,892	$130,697,666
Share Transactions:
Issued	848,849	1,828,723
Reinvested	102,299	72,127
Redeemed	(1,086,262)	(661,573)
Change in shares	(135,114)	1,239,277
Accumulated net investment income	$371,318	$298,146

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year ended March 31, 2014	For the year ended March 31, 2013	For the year ended March 31, 2012	For the year ended March 31, 2011	For the year ended March 31, 2010

Net Asset Value, Beginning of Period	$15.41	$14.39	$13.32	$11.61	$8.01

Investment Activities:
Net investment income	0.16	0.16	0.13	0.11	0.11
Net realized and unrealized gains from investment transactions	2.86	1.01	1.06	1.71	3.63
Total from investment activities	3.02	1.17	1.19	1.82	3.74

Dividends:
Net investment income	(0.15)	(0.15)	(0.12)	(0.11)	(0.14)
Net realized gains from investments	(0.09)	—	—	—	—
Total dividends	(0.24)	(0.15)	(0.12)	(0.11)	(0.14)

Net Asset Value, End of Period	$18.19	$15.41	$14.39	$13.32	$11.61
Total Return	19.66%	8.27%	9.06%	15.77%	46.79%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$151,879	$130,698	$104,206	$92,221	$72,087
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.95%	1.22%	0.97%	0.93%	1.18%
Ratio of expenses (before fee reductions) to average net assets (a)	1.08%	1.14%	1.09%	1.13%	1.16%
Portfolio turnover rate	12.33%	10.34%	11.06%	13.07%	25.16%

Amounts designated as “—” are $0 or have been rounded to $0.

(a) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Midcap Fund
March 31, 2014

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.6%)

Consumer Discretionary (15.6%)
Advance Auto Parts, Inc.	3,900	493,350
Autoliv, Inc.	5,575	559,451
Family Dollar Stores, Inc.	6,750	391,568
Hasbro, Inc.	8,225	457,475
LKQ Corp. (a)	8,850	233,198
Nordstrom, Inc.	8,850	552,683
Omnicom Group, Inc. (a)	8,100	588,059
O’Reilly Automotive,	3,975	589,849
Ross Stores, Inc.	8,925	638,583
Williams Sonoma, Inc.	4,025	268,226
		4,772,442
Consumer Staples (6.9%)
Campbell Soup Co.	8,700	390,456
Church & Dwight Co., Inc.	10,325	713,148
McCormick & Co., Inc.	6,650	477,071
The Clorox Co.	5,875	517,059
		2,097,734
Energy (7.3%)
Cabot Oil & Gas Corp.	5,750	194,810
Core Laboratories NV GDR	2,000	396,880
Denbury Resources, Inc.	25,800	423,120
Dresser-Rand Group, Inc. (a)	3,800	221,958
Energen Corp.	4,400	355,564
FMC Technologies, Inc. (a)	7,950	415,706
Oceaneering International, Inc.	3,200	229,952
		2,237,990
Financials (15.7%)
Bank of Hawaii Corp.	3,725	225,772
BOK Financial Corp.	4,925	340,071
Cincinnati Financial Corp.	10,100	491,466
Comerica, Inc.	6,900	357,420
Commerce Bancshares, Inc.	6,702	311,107
Cullen/Frost Bankers, Inc.	4,400	341,132
East West Bancorp, Inc.	7,875	287,438
Eaton Vance Corp.	9,125	348,210
HCC Insurance Holdings	6,100	277,489
Jones Lang LaSalle, Inc.	2,850	337,725
Northern Trust Corp.	9,375	614,625
SEI Investments Co.	8,725	293,247
Signature Bank (a)	1,800	226,062
T. Rowe Price Group, Inc.	4,175	343,811
		4,795,575
Health Care (12.7%)
C.R. Bard, Inc.	4,425	654,811
DENTSPLY International, Inc.	8,625	397,095
Edwards Lifesciences Corp. (a)	4,525	335,619
Haemonetics Corp. (a)	6,025	196,355
Laboratory Corp. of America Holdings (a)	2,750	270,078
MEDNAX, Inc. (a)	4,325	268,064
Mettler-Toledo International, Inc. (a)	1,825	430,116
ResMed, Inc.	4,425	197,753
The Cooper Companies, Inc.	2,425	333,098
Varian Medical Systems, Inc. (a)	3,650	306,564
Waters Corp. (a)	4,450	482,424
		3,871,977
Industrials (16.4%)
AMETEK, Inc.	8,725	449,250
CLARCOR, Inc.	5,175	296,786
Donaldson Co., Inc.	14,775	626,460
Dover Corp.	3,175	259,556
Expeditors International of Washington, Inc.	6,350	251,651
Graco, Inc.	3,000	224,220
Hubbell, Inc., Class B	3,925	470,490
IDEX Corp.	4,275	311,605
Lincoln Electric Holdings, Inc.	6,300	453,663
Nordson Corp.	5,425	382,408
W.W. Grainger, Inc.	2,475	625,333
Wabtec Corp.	8,500	658,750
		5,010,172
Information Technology (13.7%)
Check Point Software Technologies Ltd. GDR(a)	8,175	552,875
Citrix Systems, Inc. (a)	7,575	435,031
F5 Networks, Inc. (a)	4,450	474,503
Factset Research Systems, Inc.	4,150	447,412
Fiserv, Inc. (a)	6,350	359,982
NetApp, Inc.	11,225	414,203
Paychex, Inc.	7,875	335,475
Syntel, Inc. (a)	4,425	397,808
Teradata Corp. (a)	8,650	425,494
TIBCO Software, Inc. (a)	17,775	361,188
		4,203,971
Materials (5.3%)
AptarGroup, Inc.	8,125	537,063
International Flavors & Fragrances, Inc.	4,925	471,175
Sigma-Aldrich Corp.	6,700	625,645
		1,633,883
Real Estate Investment Trusts (REITs) (1.5%)
BioMed Realty Trust, Inc. REIT	11,225	230,000
Digital Realty Trust, Inc. REIT	4,425	234,879
		464,879
Utilities (3.5%)
AGL Resources, Inc.	5,125	250,920
Northeast Utilities	7,833	356,402
Questar Corp.	19,500	463,710
		1,071,032
TOTAL COMMON STOCKS (Cost $22,525,066)		30,159,655

INVESTMENT COMPANIES (1.4%)

State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00% (b)	417,888	417,888
TOTAL INVESTMENT COMPANIES (Cost $417,888)		417,888

Total Investments (Cost $22,942,954)(c) — 100.0%		30,577,543
Liabilities in excess of other assets — 0.0%		(668)
NET ASSETS — 100.0%		$30,576,875

(a) Non-income producing security.

(b) Rate disclosed is the seven day yield as of March 31, 2014.

(c) See Federal Tax Information listed in the Notes to the Financial Statements.

GDR                     Global Depositary Receipt

REIT                  Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements	Walden Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014

Assets:
Investments, at fair value (cost $22,942,954)	$30,577,543
Dividends receivable	22,348
Prepaid expenses and other assets	711
Total Assets	30,600,602
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	15,044
Administration and accounting	549
Custodian	720
Transfer agent	576
Chief compliance officer	30
Trustee	54
Shareholder servicing fees	218
Other	6,536
Total Liabilities	23,727
Net Assets	$30,576,875
Composition of Net Assets:
Capital	$22,459,268
Accumulated net investment income	21,074
Accumulated net realized gains from investment transactions	461,944
Net unrealized appreciation from investments	7,634,589
Net Assets	$30,576,875
Shares outstanding (par value $0.01, unlimited number of shares authorized)	2,174,663
Net Asset Value, Offering Price and Redemption price per share	$14.06

STATEMENT OF OPERATIONS

For the year ended March 31, 2014

Investment Income:
Dividends	$367,541
Less: Foreign tax withholding	(746)
Total Investment Income	366,795
Expenses:
Investment adviser	211,823
Administration and accounting	30,168
Custodian	4,923
Transfer agency	29,608
Chief compliance officer	1,048
Trustee	1,102
Shareholder servicing	485
Other	16,006
Total expenses before fee reductions	295,163
Fees voluntarily reduced by the transfer agent	(5,426)
Fees contractually reduced by the investment adviser	(7,143)
Net Expenses	282,594
Net Investment Income	84,201
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	830,251
Change in unrealized appreciation from investments	3,660,139
Net realized/unrealized gains from investments	4,490,390
Change in Net Assets Resulting from Operations	$4,574,591

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2014	March 31, 2013

Investment Activities:
Operations:
Net investment income	$84,201	$102,178
Net realized gains (losses) from investment transactions	830,251	(107,396)
Change in unrealized appreciation from investments	3,660,139	2,223,917
Change in Net Assets Resulting from Operations	4,574,591	2,218,699
Dividends:
Net investment income	(66,025)	(105,039)
Net realized gains from investment transactions	(205,678)	—
Change in Net Assets Resulting Shareholder Dividends	(271,703)	(105,039)
Capital Share Transactions:
Proceeds from shares issued	3,105,556	8,036,654
Dividends reinvested	263,420	64,219
Cost of shares redeemed	(1,485,143)	(37,847)
Change in Net Assets Resulting from Capital Share Transactions	1,883,833	8,063,026
Change in Net Assets	6,186,721	10,176,686
Net Assets:
Beginning of period	24,390,154	14,213,468
End of period	$30,576,875	$24,390,154
Share Transactions:
Issued	243,088	741,285
Reinvested	19,348	5,954
Redeemed	(110,895)	(3,405)
Change in shares	151,541	743,834
Accumulated net investment income	$21,074	$2,898

Amounts designated as “—“ are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

			For the
	For the year	For the year	period ended
	ended March	ended March	March 31,
	31, 2014	31, 2013	2012(a)

Net Asset Value, Beginning of Period	$12.06	$11.11	$10.00

Investment Activities:
Net investment income	0.04	0.06	0.02
Net realized and unrealized gains from investment transactions	2.08	0.95	1.11
Total from investment activities	2.12	1.01	1.13

Dividends:
Net investment income	(0.03)	(0.06)	(0.02)
Net realized gains from investments	(0.09)	—	—
Total dividends	(0.12)	(0.06)	(0.02)

Net Asset Value, End of Period	$14.06	$12.06	$11.11
Total Return	17.65%	9.12%	11.33	%(b)
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$30,577	$24,390	$14,213
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(c)
Ratio of net investment income to average net assets	0.30%	0.58%	0.34	%(c)
Ratio of expenses (before fee reductions) to average net assets (d)	1.04%	1.23%	1.34	%(c)
Portfolio turnover rate	14.86%	12.32%	8.43	%(b)

Amounts designated as “—“ are $0 or have been rounded to $0.

(a) Commenced operations on August 1, 2011.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden SMID Cap Innovations Fund
March 31, 2014

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.3%)

Consumer Discretionary (13.6%)
Bright Horizons Family Solutions, Inc. (a)	6,400	250,304
Columbia Sportswear Co.	3,900	322,335
Dorman Products, Inc. (a)	6,500	383,890
DSW, Inc., Class A	8,575	307,500
Hibbett Sports, Inc. (a)	4,675	247,214
Life Time Fitness, Inc. (a)	4,675	224,868
Tenneco, Inc. (a)	6,900	400,683
Texas Roadhouse, Inc.	4,450	116,056
Tumi Holdings, Inc. (a)	11,525	260,811
Vitamin Shoppe, Inc. (a)	7,125	338,579
Williams Sonoma, Inc.	4,500	299,880
Wolverine World Wide, Inc.	12,275	350,451
		3,502,571
Consumer Staples (2.8%)
Darling International, Inc. (a)	9,750	195,195
United Natural Foods, Inc. (a)	3,135	222,334
Whitewave Food Co., Class A (a)	10,850	309,659
		727,188
Energy (5.9%)
CARBO Ceramics, Inc.	3,025	417,420
Denbury Resources, Inc.	19,625	321,850
Dresser-Rand Group, Inc. (a)	2,075	121,201
Forum Energy Technologies, Inc. (a)	10,300	319,093
Geospace Technologies Corp. (a)	2,730	180,644
RPC, Inc.	8,075	164,892
		1,525,100
Financials (20.7%)
Artisan Partners Asset Management, Inc.	2,925	187,931
Bank of Hawaii Corp.	5,375	325,778
BOK Financial Corp.	1,900	131,195
City National Corp.	1,700	133,824
Cohen & Steers, Inc.	4,500	179,325
Commerce Bancshares, Inc.	5,300	246,026
Coresite Realty Corp.	4,825	149,575
Cullen/Frost Bankers, Inc.	2,450	189,949
East West Bancorp, Inc.	11,625	424,312
Eaton Vance Corp.	6,700	255,672
Encore Capital Group, Inc. (a)	7,825	357,603
HCC Insurance Holdings	2,775	126,235
Jones Lang LaSalle, Inc.	4,125	488,813
LPL Financial Holdings, Inc.	2,625	137,918
MarketAxess Holdings, Inc.	5,250	310,905
SEI Investments Co.	8,350	280,644
Signature Bank (a)	2,850	357,931
SVB Financial Group (a)	3,325	428,193
Texas Capital Bancshares, Inc. (a)	3,175	206,184
UMB Financial Corp.	3,450	223,215
Virtus Investment Partners, Inc. (a)	1,150	199,146
		5,340,374
Health Care (10.7%)
Bio-Reference Labs, Inc. (a)	8,725	241,508
Bruker Corp. (a)	16,750	381,733
Cyberonics, Inc. (a)	1,625	106,031
DENTSPLY International, Inc.	5,350	246,314
Haemonetics Corp. (a)	4,025	131,175
ICU Medical, Inc. (a)	3,400	203,592
MEDNAX, Inc. (a)	6,675	413,717
Meridian Bioscience, Inc.	8,450	184,126
Techne Corp.	1,275	108,847
The Cooper Companies, Inc.	1,275	175,134
Thoratec Corp. (a)	5,925	212,174
West Pharmaceutical Services, Inc.	7,825	344,690
		2,749,041
Industrials (15.9%)
Chart Industries, Inc. (a)	1,650	131,258
CLARCOR, Inc.	5,225	299,654
Donaldson Co., Inc.	8,625	365,699
Franklin Electric Co., Inc.	5,250	223,230
Genesee & Wyoming, Inc., Class A (a)	2,900	282,228
Hub Group, Inc., Class A (a)	4,795	191,752
Hubbell, Inc., Class B	1,950	233,747
IDEX Corp.	2,450	178,581
Lincoln Electric Holdings, Inc.	3,825	275,438
Lindsay Manufacturing Co.	2,625	231,473
Middleby Corp. (a)	1,175	310,447
Nordson Corp.	3,400	239,666
Polypore International, Inc. (a)	4,350	148,814
UniFirst Corp.	1,700	186,898
Wabtec Corp.	5,850	453,374
Watts Water Technologies, Inc., Class A	6,025	353,607
		4,105,866
Information Technology (16.0%)
Blackbaud, Inc.	3,000	93,900
Coherent, Inc. (a)	1,875	122,531
CommVault Systems, Inc. (a)	2,950	191,603
F5 Networks, Inc. (a)	1,550	165,277
Factset Research Systems, Inc.	2,525	272,220
Fortinet, Inc. (a)	11,400	251,142
InterDigital, Inc.	3,275	108,435
IPG Photonics Corp. (a)	4,725	335,852
Liquidity Services, Inc. (a)	8,650	225,333
Mellanox Technologies Ltd. GDR (a)	5,650	221,085
Plantronics, Inc.	5,100	226,695
Polycom, Inc. (a)	15,650	214,718
Power Integrations, Inc.	3,175	208,852
Riverbed Technology, Inc. (a)	9,975	196,607
Sapient Corp. (a)	17,175	293,006
SolarWinds, Inc. (a)	5,125	218,479
Syntel, Inc. (a)	2,600	233,740
TIBCO Software, Inc. (a)	11,350	230,632
WEX, Inc. (a)	3,345	317,941
		4,128,048
Materials (6.7%)
AptarGroup, Inc.	5,825	385,033
Calgon Carbon Corp. (a)	13,675	298,525
Commercial Metals Co.	12,025	227,032
International Flavors & Fragrances, Inc.	4,150	397,031
Minerals Technologies, Inc.	6,450	416,411
		1,724,032
Real Estate Investment Trusts (REITs) (1.8%)
BioMed Realty Trust, Inc. REIT	9,425	193,118
DuPont Fabros Technology, Inc. REIT	10,600	255,142
		448,260
Utilities (4.2%)
AGL Resources, Inc.	4,400	215,424
American States Water Co.	9,100	293,839
New Jersey Resources Corp.	4,150	206,670
Questar Corp.	15,950	379,291
		1,095,224
TOTAL COMMON STOCKS (Cost $20,700,856)		25,345,704

INVESTMENT COMPANIES (0.9%)

State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00% (b)	239,251	239,251
TOTAL INVESTMENT COMPANIES (Cost $239,251)		239,251

Total Investments (Cost $20,940,107)(c) — 99.2%		25,584,955
Other assets in excess of liabilities — 0.8%		194,832
NET ASSETS — 100.0%		$25,779,787

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2014.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements	Walden SMID Cap Innovations Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014

Assets:
Investments, at fair value (cost $20,940,107)	$25,584,955
Dividends receivable	12,879
Receivable for investments sold	257,318
Receivable for capital shares issued	35,000
Prepaid expenses and other assets	5,130
Total Assets	25,895,282
Liabilities:
Payable for capital shares redeemed	100,000
Accrued expenses and other liabilities:
Investment adviser	7,056
Administration and accounting	473
Custodian	659
Transfer agent	1,058
Chief compliance officer	26
Trustee	48
Shareholder servicing fees	329
Other	5,846
Total Liabilities	115,495
Net Assets	$25,779,787
Composition of Net Assets:
Capital	$20,732,179
Accumulated net investment income	2,882
Accumulated net realized gains from investment transactions	399,878
Net unrealized appreciation from investments	4,644,848
Net Assets	$25,779,787
Shares outstanding (par value $0.01, unlimited number of shares authorized)	1,845,292
Net Asset Value, Offering Price and Redemption price per share	$13.97

STATEMENT OF OPERATIONS

For the year ended March 31, 2014

Investment Income:
Dividends	$235,563
Less: Foreign tax withholding	(76)
Total Investment Income	235,487
Expenses:
Investment adviser	185,006
Administration and accounting	26,754
Custodian	4,524
Transfer agency	32,015
Chief compliance officer	913
Trustee	975
Shareholder servicing	3,544
Other	22,220
Total expenses before fee reductions	275,951
Fees voluntarily reduced by the transfer agent	(5,426)
Fees contractually reduced by the investment adviser	(23,699)
Net Expenses	246,826
Net Investment Loss	(11,339)
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	1,357,970
Change in unrealized appreciation from investments	3,038,858
Net realized/unrealized gains from investments	4,396,828
Change in Net Assets Resulting from Operations	$4,385,489

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the period ended
	March 31, 2014	March 31, 2013(a)

Investment Activities:
Operations:
Net investment income (loss)	$(11,339)	$25,570
Net realized gains (losses) from investment transactions	1,357,970	(8,864)
Change in unrealized appreciation from investments	3,038,858	1,605,990
Change in Net Assets Resulting from Operations	4,385,489	1,622,696
Dividends:
Net investment income	—	(28,882)
Net realized gains from investment transactions	(937,000)	—
Change in Net Assets Resulting Shareholder Dividends	(937,000)	(28,882)
Capital Share Transactions:
Proceeds from shares issued	6,609,780	18,517,915
Proceeds from shares issued in subscription in-kind (b)	716,178	324,838
Dividends reinvested	731,364	22,377
Cost of shares redeemed	(6,183,874)	(1,094)
Change in Net Assets Resulting from Capital Share Transactions	1,873,448	18,864,036
Change in Net Assets	5,321,937	20,457,850
Net Assets:
Beginning of period	20,457,850	—
End of period	$25,779,787	$20,457,850
Share Transactions:
Issued	512,420	1,657,497
Issued in subscriptions in-kind (b)	54,545	32,484
Reinvested	53,698	2,039
Redeemed	(467,291)	(100)
Change in shares	153,372	1,691,920
Accumulated net investment income	$2,882	$1,993

Amounts designated as “—” are $0 or have been rounded to $0.

(a) Commenced operations on June 28, 2012.

(b) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

		For the
	For the year	period ended
	ended March	March 31,
	31, 2014	2013(a)

Net Asset Value, Beginning of Period	$12.09	$10.00

Investment Activities:
Net investment income (loss)	(0.01)	0.03
Net realized and unrealized gains from investment transactions	2.38	2.09
Total from investment activities	2.37	2.12

Dividends:
Net investment income	—	(0.03)
Net realized gains from investments	(0.49)	—
Total dividends	(0.49)	(0.03)

Net Asset Value, End of Period	$13.97	$12.09
Total Return	19.68%	21.28	%(b)
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$25,780	$20,458
Ratio of net expenses to average net assets	1.00%	1.00	%(c)
Ratio of net investment income (loss) to average net assets	(0.05)%	0.43	%(c)
Ratio of expenses (before fee reductions) to average net assets (d)	1.12%	1.60	%(c)
Portfolio turnover rate	51.57%	13.31	%(b)

Amounts designated as “—” are $0 or have been rounded to $0.

(a) Commenced operations on June 28, 2012.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Small Cap Innovations Fund
March 31, 2014

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.7%)

Consumer Discretionary (11.7%)
Bright Horizons Family Solutions, Inc. (a)	13,300	520,163
Columbia Sportswear Co.	19,400	1,603,410
Dorman Products, Inc. (a)	24,500	1,446,970
DSW, Inc., Class A	26,500	950,290
Gentex Corp.	300	9,459
Hibbett Sports, Inc. (a)	20,300	1,073,464
Life Time Fitness, Inc. (a)	15,800	759,980
Tenneco, Inc. (a)	27,600	1,602,732
Texas Roadhouse, Inc.	18,800	490,304
Tumi Holdings, Inc. (a)	46,100	1,043,243
Vitamin Shoppe, Inc. (a)	25,000	1,188,000
Wolverine World Wide, Inc.	49,000	1,398,950
		12,086,965
Consumer Staples (2.9%)
Darling International, Inc. (a)	47,500	950,950
The Chefs’ Warehouse, Inc. (a)	21,500	460,100
United Natural Foods, Inc. (a)	22,875	1,622,295
		3,033,345
Energy (5.8%)
CARBO Ceramics, Inc.	17,100	2,359,629
Forum Energy Technologies, Inc. (a)	41,500	1,285,670
Geospace Technologies Corp. (a)	18,200	1,204,294
Natural Gas Services Group, Inc. (a)	19,000	572,660
RPC, Inc.	27,600	563,592
		5,985,845
Financials (19.7%)
Bank of Hawaii Corp.	34,750	2,106,197
BBCN Bancorp, Inc.	52,800	904,992
City National Corp.	7,025	553,008
Cohen & Steers, Inc.	32,000	1,275,200
Coresite Realty Corp.	31,175	966,425
Dime Community Bancshares, Inc.	31,575	536,144
Eagle Bancorp, Inc. (a)	16,300	588,430
Encore Capital Group, Inc. (a)	38,000	1,736,600
First Financial Bankshares, Inc.	7,950	491,231
First NBC Bank Holding Co. (a)	20,550	716,373
HFF, Inc., Class A	27,600	927,636
Independent Bank Corp.	20,650	812,990
MarketAxess Holdings, Inc.	29,800	1,764,756
Texas Capital Bancshares, Inc. (a)	29,300	1,902,742
Trustmark Corp.	35,100	889,785
UMB Financial Corp.	25,800	1,669,259
Umpqua Holdings Corp.	55,300	1,030,792
Virtus Investment Partners, Inc. (a)	8,850	1,532,555
		20,405,115
Health Care (13.4%)
Bio-Reference Labs, Inc. (a)	35,000	968,800
Bruker Corp. (a)	82,700	1,884,733
Cantel Medical Corp.	21,300	718,236
Computer Programs & Systems, Inc.	19,500	1,259,700
CorVel Corp. (a)	7,850	390,616
Cyberonics, Inc. (a)	10,600	691,650
Haemonetics Corp. (a)	25,500	831,045
ICU Medical, Inc. (a)	18,500	1,107,780
IPC The Hospitalist Co. (a)	23,600	1,158,288
Meridian Bioscience, Inc.	37,700	821,483
Neogen Corp. (a)	10,800	485,460
Techne Corp.	5,800	495,146
Thoratec Corp. (a)	30,100	1,077,881
West Pharmaceutical Services, Inc.	44,700	1,969,035
		13,859,853
Industrials (15.5%)
American Science & Engineering, Inc.	7,600	510,492
Apogee Enterprises, Inc.	17,851	593,189
Chart Industries, Inc. (a)	11,400	906,870
CLARCOR, Inc.	30,000	1,720,500
ESCO Technologies, Inc.	21,400	753,066
Franklin Electric Co., Inc.	32,300	1,373,396
Gentherm, Inc. (a)	45,600	1,583,232
Herman Miller, Inc.	15,775	506,851
Hub Group, Inc., Class A (a)	31,500	1,259,685
Lindsay Manufacturing Co.	12,900	1,137,522
Polypore International, Inc. (a)	21,600	738,936
Simpson Manufacturing Co., Inc.	100	3,533
Team, Inc. (a)	24,200	1,037,211
Tennant Co.	20,000	1,312,400
UniFirst Corp.	9,725	1,069,167
Watts Water Technologies, Inc., Class A	27,200	1,596,368
		16,102,418
Information Technology (19.1%)
Blackbaud, Inc.	21,800	682,340
Coherent, Inc. (a)	15,000	980,250
CommVault Systems, Inc. (a)	12,000	779,400
Fortinet, Inc. (a)	45,800	1,008,974
InterDigital, Inc.	23,300	771,463
IPG Photonics Corp. (a)	27,300	1,940,484
Liquidity Services, Inc. (a)	33,900	883,095
Mellanox Technologies Ltd. GDR (a)	30,900	1,209,117
Plantronics, Inc.	34,200	1,520,190
Polycom, Inc. (a)	71,500	980,980
Power Integrations, Inc.	26,800	1,762,904
Riverbed Technology, Inc. (a)	68,000	1,340,280
Sapient Corp. (a)	76,000	1,296,560
SolarWinds, Inc. (a)	19,800	844,074
Syntel, Inc. (a)	14,500	1,303,550
TIBCO Software, Inc. (a)	34,500	701,040
WEX, Inc. (a)	20,000	1,901,000
		19,905,701
Materials (5.4%)
Calgon Carbon Corp. (a)	47,500	1,036,925
Commercial Metals Co.	59,000	1,113,920
Minerals Technologies, Inc.	31,100	2,007,816
Quaker Chemical Corp.	17,700	1,395,291
		5,553,952
Real Estate Investment Trusts (REITs) (1.9%)
BioMed Realty Trust, Inc. REIT	40,100	821,649
DuPont Fabros Technology, Inc. REIT	53,500	1,287,745
		2,109,394
Utilities (3.3%)
American States Water Co.	34,000	1,097,860
New Jersey Resources Corp.	29,500	1,469,100
South Jersey Industries, Inc.	14,900	835,741
		3,402,701
TOTAL COMMON STOCKS (Cost $76,947,059)		102,445,289

INVESTMENT COMPANIES (1.3%)

State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00% (b)	1,358,468	1,358,468
TOTAL INVESTMENT COMPANIES (Cost $1,358,468)		1,358,468

Total Investments (Cost $78,305,527)(c) — 100.0%		103,803,757
Liabilities in excess of other assets — 0.0%		(12,981)
NET ASSETS — 100.0%		$103,790,776

(a) Non-income producing security.

(b) Rate disclosed is the seven day yield as of March 31, 2014.

(c) See Federal Tax Information listed in the Notes to the Financial Statements.

GDR                     Global Depositary Receipt

REIT                  Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements	Walden Small Cap Innovations Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014

Assets:
Investments, at fair value (cost $78,305,527)	$103,803,757
Dividends receivable	77,116
Receivable for capital shares issued	2,500
Prepaid expenses and other assets	1,267
Total Assets	103,884,640
Liabilities:
Payable for capital shares redeemed	613
Accrued expenses and other liabilities:
Investment adviser	54,505
Administration and accounting	1,791
Custodian	1,651
Transfer agent	355
Chief compliance officer	75
Trustee	137
Shareholder servicing fees	17,741
Other	16,996
Total Liabilities	93,864
Net Assets	$103,790,776
Composition of Net Assets:
Capital	$75,536,196
Accumulated net investment income	49,805
Accumulated net realized gains from investment transactions	2,706,545
Net unrealized appreciation from investments	25,498,230
Net Assets	$103,790,776
Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,079,819
Net Asset Value, Offering Price and Redemption price per share	$20.43

STATEMENT OF OPERATIONS

For the year ended March 31, 2014

Investment Income:
Dividends	$1,045,520
Total Investment Income	1,045,520
Expenses:
Investment adviser	761,202
Administration and accounting	105,085
Custodian	16,185
Transfer agency	37,268
Chief compliance officer	4,043
Trustee	4,297
Shareholder servicing	77,523
Other	64,261
Total expenses before fee reductions	1,069,864
Fees voluntarily reduced by the transfer agent	(5,426)
Fees contractually reduced by the investment adviser	(49,312)
Net Expenses	1,015,126
Net Investment Income	30,394
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	8,796,070
Change in unrealized appreciation from investments	8,525,526
Net realized/unrealized gains from investments	17,321,596
Change in Net Assets Resulting from Operations	$17,351,990

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended March 31, 2014	For the year ended March 31, 2013

Investment Activities:
Operations:
Net investment income	$30,394	$321,983
Net realized gains from investment transactions	8,796,070	3,321,577
Change in unrealized appreciation from investments	8,525,526	7,311,466
Change in Net Assets Resulting from Operations	17,351,990	10,955,026
Dividends:
Net investment income	(13,979)	(331,453)
Net realized gains from investment transactions	(7,309,801)	(1,863,888)
Change in Net Assets Resulting Shareholder Dividends	(7,323,780)	(2,195,341)
Capital Share Transactions:
Proceeds from shares issued	6,163,589	20,056,167
Proceeds from shares issued in subscription in-kind (a)	471,351	503,078
Dividends reinvested	6,716,084	1,709,944
Cost of shares redeemed	(14,821,198)	(5,340,602)
Change in Net Assets Resulting from Capital Share Transactions	(1,470,174)	16,928,587
Change in Net Assets	8,558,036	25,688,272
Net Assets:
Beginning of period	95,232,740	69,544,468
End of period	$103,790,776	$95,232,740
Share Transactions:
Issued	312,145	1,225,851
Issued in subscriptions in-kind (a)	22,057	31,680
Reinvested	330,353	102,176
Redeemed	(739,624)	(315,804)
Change in shares	(75,069)	1,043,903
Accumulated net investment income	$49,805	$42,856

Amounts designated as “—” are $0 or have been rounded to $0.

(a) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended March	ended March	ended March	ended March	ended March
	31, 2014	31, 2013	31, 2012	31, 2011	31, 2010

Net Asset Value, Beginning of Period	$18.48	$16.92	$17.64	$14.57	$9.19

Investment Activities:
Net investment income	0.01	0.07	0.01	0.02	0.02
Net realized and unrealized gains from investment transactions	3.42	1.93	0.27	3.59	5.60
Total from investment activities	3.43	2.00	0.28	3.61	5.62

Dividends:
Net investment income	—	(0.07)	(0.02)	(0.03)	(0.02)
Net realized gains from investments	(1.48)	(0.37)	(0.98)	(0.51)	(0.22)
Total dividends	(1.48)	(0.44)	(1.00)	(0.54)	(0.24)

Net Asset Value, End of Period	$20.43	$18.48	$16.92	$17.64	$14.57
Total Return	18.58%	12.05%	2.28%	25.13%	61.45%
Ratios/Supplemental Data:
Net assets at end of period (000’s)	$103,791	$95,233	$69,544	$46,488	$22,057
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.03%	0.40%	0.06%	0.14%	0.26%
Ratio of expenses (before fee reductions) to average net assets (a)	1.05%	1.09%	1.15%	1.27%	1.68%
Portfolio turnover rate	36.60%	31.98%	24.62%	36.01%	23.07%

Amounts designated as “—” are $0 or have been rounded to $0.

(a) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Notes to Financial Statements	March 31, 2014

1.              Organization:

The Boston Trust & Walden Funds (the “Trust”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust contains the following funds (individually a “Fund”, collectively the “Funds”), each of which are registered as a diversified Fund under the 1940 Act:

Fund	Short Name
Boston Trust Asset Management Fund	Asset Management Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Midcap Fund	Midcap Fund
Boston Trust SMID Cap Fund	SMID Cap Fund
Boston Trust Small Cap Fund	Small Cap Fund

Walden Asset Management Fund	Walden Asset Management Fund
Walden Equity Fund	Walden Equity Fund
Walden Midcap Fund	Walden Midcap Fund
Walden SMID Cap Innovations Fund	Walden SMID Cap Fund
Walden Small Cap Innovations Fund	Walden Small Cap Fund

The investment objective of the Asset Management Fund and Walden Asset Management Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The investment objective of the Equity Fund and Walden Equity Fund is to seek long-term capital growth through an actively managed portfolio of stocks. The investment objective of the Midcap Fund and Walden Midcap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of middle capitalization companies. The investment objective of the Small Cap Fund and Walden Small Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies. The investment objective of the SMID Cap Fund and Walden SMID Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect risk of loss to be remote.

2.              Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Security Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The value of each equity security, including common stocks, is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

The Trust may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. If market prices are not readily available or, in Boston Trust Investment Management, Inc.’s (the “Adviser”) opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Funds’ assets at their fair value according to policies approved by the Board.

Investments in investment companies and money market funds are valued at net asset value per share.

Fair Value Measurements:

The valuation techniques employed by the Funds, as described above in Security Valuation, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Continued

Notes to Financial Statements	March 31, 2014

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments. Pursuant to the valuation techniques described above in Security Valuation, equity securities are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Debt securities, including those with a remaining maturity of 60 days or less, are generally categorized as Level 2 securities in the fair value hierarchy. Open-end investment companies and money market funds are generally categorized as Level 1 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Adviser under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of March 31, 2014 in valuing the Funds’ investments based on the three levels defined above:

Fund Name	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Investments in Securities
Asset Management Fund
Common Stocks(1)	$269,650,345	$—	$269,650,345
Corporate Bonds(1)	—	11,088,900	11,088,900
Municipal Bonds(2)	—	6,678,298	6,678,298
U.S. Government & U.S. Government Agency Obligations	—	37,132,031	37,132,031
Investment Companies	15,820,327	—	15,820,327
Total	285,470,672	54,899,229	340,369,901

Equity Fund
Common Stocks(1)	97,766,550		97,766,550
Investment Companies	491,457	—	491,457
Total	98,258,007	—	98,258,007

Midcap Fund
Common Stocks(1)	41,348,037	—	41,348,037
Investment Companies	447,869	—	447,869
Total	41,795,906	—	41,795,906

SMID Cap Fund
Common Stocks(1)	4,763,787	—	4,763,787
Investment Companies	39,791		39,791
Total	4,803,578	—	4,803,578

Small Cap Fund
Common Stocks(1)	531,718,656	—	531,718,656
Investment Companies	1,969,069	—	1,969,069
Total	533,687,725	—	533,687,725

Walden Asset Management Fund
Common Stocks(1)	60,568,590	—	60,568,590
Corporate Bonds(1)	—	2,704,962	2,704,962
Municipal Bonds(2)	—	725,970	725,970
U.S. Government & U.S. Government Agency Obligations	—	12,740,921	12,740,921
Investment Companies	2,313,857	—	2,313,857
Total	62,882,447	16,171,853	79,054,300

Walden Equity Fund
Common Stocks(1)	150,721,378	—	150,721,378
Investment Companies	415,678	—	415,678
Total	151,137,056		151,137,056

Walden Midcap Fund
Common Stocks(1)	30,159,655	—	30,159,655
Investment Companies	417,888	—	417,888
Total	30,577,543	—	30,577,543

Walden SMID Cap Innovations Fund
Common Stocks(1)	25,345,704	—	25,345,704
Investment Companies	239,251	—	239,251
Total	25,584,955	—	25,584,955

Walden Small Cap Innovations Fund
Common Stocks(1)	102,445,289	—	102,445,289
Investment Companies	1,358,468	—	1,358,468
Total	103,803,757	—	103,803,757

(1) For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

(2) For detailed State classifications, see the accompanying Schedules of Portfolio Investments.

The Funds recognize transfers, if any, between fair value hierarchy levels at the reporting year end. There were no transfers between levels as of March 31, 2014, from the valuation input levels used on March 31, 2013. The Funds did not hold any Level 3 securities during the year ended March 31, 2014.

Continued

Notes to Financial Statements	March 31, 2014

Security Transactions and Related Income:

Security transactions are recorded no later than one business day after trade date. For financial reporting purposes, security transactions are recorded on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distribution annually. Certain distributions received from REITs during the year, which are known to be return of capital, are recorded as a reduction to the cost of the individual REIT.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Trust are allocated proportionately to each Fund within the Trust according to the relative net assets of each Fund or on another reasonable basis.

Dividends to Shareholders:

Dividends to shareholders are recorded on the ex-dividend date. Dividends to shareholders from net investment income, if any, are declared and paid annually by the Funds. Dividends to shareholders from net realized gains, if any, are declared and distributed at least annually by the Funds.

The amounts of dividends to shareholders from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. return of capital, net operating loss, reclassification of certain market discounts, gain/ loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales and post October losses) do not require reclassification. To the extent dividends to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.

Management has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statement of Operations. Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken as of and during the year ended March 31, 2014.

3.              Related Party Transactions and Other Service Arrangements:

Investment Adviser:

The Trust, with respect to the Funds, and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers:

Fund	Fee Rate
Asset Management Fund	0.75%
Equity Fund	0.75%
Midcap Fund	0.75%
SMID Cap Fund	0.75%
Small Cap Fund	0.75%
Walden Asset Management Fund	0.75%
Walden Equity Fund	0.75%
Walden Midcap Fund	0.75%
Walden SMID Cap Fund	0.75%
Walden Small Cap Fund	0.75%

Additionally, two trustees of the Trust are officers of the Adviser or its affiliate, and an officer of the Trust is an officer of the Adviser. These persons are not paid directly by the Funds.

Administration and Fund Accounting:

Citi Fund Services Ohio, Inc. (“Citi”) serves the Funds as administrator. Citi provides administrative and fund accounting services for a fee that is computed daily and paid monthly, based on the aggregate daily net assets of the Trust.

Certain officers of the Trust are affiliated with Citi. Such persons were paid no fees directly by the Funds for serving as Officers of the Trust. Citi makes an employee available to service as the Funds’ Chief Compliance Officer (“CCO”) under a Compliance Service Agreement between the Funds and Citi (the “CCO Agreement”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $55,458 for the year ended March 31, 2014, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by the CCO as an employee of Citi.

Distribution:

BHIL Distributors, Inc., (“BHIL”), a wholly-owned subsidiary of Beacon Hill Fund Services, Inc., serves as the Funds’ distribution agent. Effective January 1, 2014, the distribution agreement provides for payment of a fixed annual fee of $28,000 ($17,500 annually, prior to January 1, 2014) for review of sales literature and dealer set-up efforts, and reimbursement of out-of-pocket expenses. These amounts are paid monthly to BHIL from the Advisor and not by the Funds. BHIL is not affiliated with Citi or the Adviser.

Continued

Notes to Financial Statements	March 31, 2014

Shareholder Services:

The Funds may enter into shareholder services agreements with investment advisers, banks, trust companies and other types of organizations (“Authorized Service Providers”), which may include affiliates of the Funds, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship.

Each Fund is authorized to pay non-distribution related shareholder services fees up to 0.25% of its average annual net assets with respect to shares of the Funds serviced by an Authorized Service Provider.

Custodian and Transfer Agency:

Boston Trust & Investment Management Company (“Boston Trust”), the parent company of the Adviser, acts as the Funds’ custodian and transfer agent. Under the custody agreement, Boston Trust receives $1,000 annually per Fund plus an annual asset based fee of 0.016% of the value of securities held. Under the transfer agency agreement, Boston Trust receives a fixed fee of $18,000 annually per fund, accrued daily and paid monthly for its services. Under a sub-transfer agency agreement, Citi receives a fixed annual fee from the Funds that use Citi as sub-transfer agent, accrued daily and paid monthly, plus annual per account fees and certain out of pocket expenses for its services to the Trust.

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary, subject to certain exclusions, to limit each Fund’s aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable expense limitations. The expense limitation agreement shall automatically renew effective August 1 of every year until the Adviser provides written notice of non-renewal to the Trust.

Pursuant to its agreement, for the years ended March 31, 2012, 2013 and 2014, the Adviser reimbursed, and has yet to recoup, fees in the following amounts:

Fund	Amount	Expires
Midcap Fund	$33,899	2015
	16,993	2016
	4	2017

SMID Cap Fund	11,533	2015
	33,947	2016
	23,931	2017

Small Cap Fund	60,584	2015
	—	2016
	355,171	2017

Walden Asset Management Fund	$33,900	2015
	49,992	2016
	28,632	2017

Walden Equity Fund	26,043	2015
	151,960	2016
	113,975	2017

Walden Midcap Fund	18,288	2015
	34,176	2016
	7,143	2017

Walden SMID Cap Fund	30,124	2016
	23,699	2017

Walden Small Cap Fund	45,712	2015
	64,888	2016
	49,312	2017

During the year ended March 31, 2014, the Adviser recouped $13,866 from the Equity Fund.

As of March 31, 2014, the Adviser may recoup amounts from the Funds as follows:

Total Potential Recoupment
Asset Management Fund	$—
Equity Fund	—
Midcap Fund	50,896
SMID Cap Fund	69,411
Small Cap Fund	415,755
Walden Asset Management Fund	112,524
Walden Equity Fund	291,978
Walden Midcap Fund	59,607
Walden SMID Cap Fund	53,823
Walden Small Cap Fund	159,912

During the year ended March 31, 2014, the transfer agent voluntarily reduced a portion of the transfer agent fees otherwise payable by the Funds, as indicated on each Fund’s Statement of Operations. These voluntary reductions are not subject to recoupment in future years.

During the year ended March 31, 2014, net assets of certain Funds (the “Redeeming Funds”) were exchanged as in-kind transfers for shares of other Funds (the “Subscribing Funds”) within the Trust. Fund shares of the Subscribing Funds, issued in connection with the exchanges, were used to pay for securities, at fair value, transferred from the Redeeming Funds. The total fair value of the in-kind transfers was $471,351 for 22,057 shares of the Walden Small Cap Fund in exchange for 28,515 shares of the Small Cap Fund, $716,178 for 54,545 shares of the Walden SMID Cap Fund in exchange for shares of an affiliated separately managed account, and $7,967,662 for 507,818 shares of the Small Cap Fund in exchange for securities of an affiliated separately managed account.

During the year ended March 31, 2013, net assets of certain Funds were exchanged as in-kind transfers for shares of other Funds within the Trust. Fund shares of the Subscribing Funds, issued in connection with the exchanges, were used to pay for securities, at fair value, transferred from the Redeeming Funds. The total fair value of the in-kind transfers was $324,838 for 32,484 shares of the Walden SMID Cap Fund in exchange for 32,516 shares of the SMID Cap Fund and $503,078 for 31,680 shares of the Walden Small Cap Fund in exchange for 40,571 shares of the Small Cap Fund.

Continued

Notes to Financial Statements	March 31, 2014

4.              Purchases and Sales of Securities:

Cost of purchases and proceeds from sales and maturities of securities, excluding short-term securities and U.S. Government securities, for the Funds for the period ended March 31, 2014, totaled:

Fund	Purchases	Sales and Maturities
Asset Management Fund	$32,892,803	$15,816,425
Equity Fund	9,379,400	5,589,233
Midcap Fund	6,987,200	6,197,134
SMID Cap Fund	1,760,222	2,593,345
Small Cap Fund	176,899,837	241,853,873
Walden Asset Management Fund	7,559,218	3,720,806
Walden Equity Fund	17,288,743	19,451,768
Walden Midcap Fund	6,052,094	4,105,649
Walden SMID Cap Fund	13,042,073	12,389,483
Walden Small Cap Fund	36,527,945	45,281,296

Cost of purchases and proceeds from sales and maturities of U.S. Government Securities, excluding short-term securities, for the Funds for the year ended March 31, 2014, totaled:

Fund	Purchases	Sales and Maturities
Asset Management Fund	$10,070,254	$10,571,143
Walden Asset Management Fund	4,143,000	759,718

5.              Federal Income Tax Information:

At March 31, 2014, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Gross Tax Unrealized Appreciation	Gross Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Asset Management Fund	$211,573,088	$129,213,624	$(416,811)	$128,796,813
Equity Fund	49,968,446	48,506,255	(216,694)	48,289,561
Midcap Fund	25,794,794	16,189,924	(188,812)	16,001,112
SMID Cap Fund	3,719,033	1,178,351	(93,806)	1,084,545
Small Cap Fund	406,829,156	138,395,246	(11,536,677)	126,858,569
Walden Asset Management Fund	56,403,067	23,060,134	(408,901)	22,651,233
Walden Equity Fund	93,460,813	58,155,466	(479,223)	57,676,243
Walden Midcap Fund	22,944,816	7,894,935	(262,208)	7,632,727
Walden SMID Cap Fund	20,952,043	5,122,351	(489,439)	4,632,912
Walden Small Cap Fund	78,288,956	27,465,670	(1,950,869)	25,514,801

The tax character of distributions paid during the fiscal year ended March 31, 2014 was as follows:

	Distributions paid from
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid(1)
Asset Management Fund	$3,591,713	$2,697,054	$6,288,767	$—	$6,288,767
Equity Fund	881,548	—	881,548	—	881,548
Midcap Fund	320,948	761,028	1,081,976	—	1,081,976
SMID Cap Fund	44,236	280,548	324,784	—	324,784
Small Cap Fund	12,357,796	25,406,440	37,764,236	—	37,764,236
Walden Asset Management Fund	715,155	367,798	1,082,953	—	1,082,953
Walden Equity Fund	1,279,080	719,069	1,998,149	—	1,998,149
Walden Midcap Fund	66,025	205,678	271,703	—	271,703
Walden SMID Cap Fund	699,079	237,921	937,000	—	937,000
Walden Small Cap Fund	1,852,143	5,471,637	7,323,780	—	7,323,780

The tax character of distributions paid during the fiscal year ended March 31, 2013 was as follows:

	Distributions paid from
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid(1)
Asset Management Fund	$3,899,407	$305,946	$4,205,353	$—	$4,205,353
Equity Fund	861,329	—	861,329	—	861,329
Midcap Fund	207,695	662,925	870,620	—	870,620
SMID Cap Fund	45,812	29	45,841	2,850	48,691
Small Cap Fund	6,375,133	6,708,598	13,083,731	—	13,083,731
Walden Asset Management Fund	710,488	—	710,488	—	710,488
Walden Equity Fund	1,235,398	—	1,235,398	—	1,235,398
Walden Midcap Fund	105,039	—	105,039	—	105,039
Walden SMID Cap Fund	23,799	—	23,799	5,083	28,882
Walden Small Cap Fund	915,641	1,279,700	2,195,341	—	2,195,341

(1)         Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

Continued

Notes to Financial Statements	March 31, 2014

As of March 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(2)	Total Accumulated Earnings (Deficit)
Asset Management Fund	$907,383	$991,656	$1,899,039	$—	$128,796,813	$130,695,852
Equity Fund	257,261	—	257,261	(890,334)	48,289,561	47,656,488
Midcap Fund	186,842	625,712	812,554	—	16,001,112	16,813,666
SMID Cap Fund	28,093	187,124	215,217	—	1,084,545	1,299,762
Small Cap Fund	4,453,192	8,339,370	12,792,562	—	126,858,569	139,651,131
Walden Asset Management Fund	185,693	39,931	225,624	(2,795)	22,651,233	22,874,062
Walden Equity Fund	371,318	1,634,909	2,006,227	—	57,676,243	59,682,470
Walden Midcap Fund	176,570	308,310	484,880	—	7,632,727	8,117,607
Walden SMID Cap Fund	333,794	80,902	414,696	—	4,632,912	5,047,608
Walden Small Cap Fund	465,790	2,273,989	2,739,779	—	25,514,801	28,254,580

(2)   The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the end of its tax year ended March 31, 2014, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires
Fund	3/31/2018
Equity Fund	$868,689

During the year ended March 31, 2014, the following Funds utilized capital loss carryforwards to offset realized capital gains:

Fund	Amount
Equity Fund	$681,195
SMID Cap Fund	20,244
Walden Asset Management Fund	14,493
Walden Equity Fund	1,151,013
Walden Midcap Fund	152,377
Walden SMID Cap Fund	4,658

Under current tax law, net investment losses and capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds deferred losses as follows:

	Late Year	Post-October
Fund	Ordinary Loss	Capital Losses
Equity Fund	$—	$21,645
Walden Asset Management Fund	$—	2,795

As of March 31, 2014, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gains	Paid in Capital
Asset Management Fund	$12,361	$(12,361)	$—
SMID Cap Fund	3,817	(3,817)	—
Small Cap Fund	(25,630)	(30,609)	56,239
Walden Asset Management Fund	11,427	(11,427)	—
Walden SMID Cap Fund	12,228	(12,228)	—
Walden Small Cap Fund	(9,466)	9,466	—

Continued

Notes to Financial Statements	March 31, 2014

6.              Control Ownership and Principal Holders:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of March 31, 2014, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), owning more than 25% of the total shares outstanding of the Fund as detailed below.

Fund	Control Ownership	% of Ownership
Asset Management Fund	Boston Trust & Investment Management Company	93.1
Equity Fund	Boston Trust & Investment Management Company	99.2
Midcap Fund	Boston Trust & Investment Management Company	90.3
SMID Cap Fund	Boston Trust & Investment Management Company	65.1
Walden Asset Management Fund	Boston Trust & Investment Management Company	72.3
Walden Equity Fund	Boston Trust & Investment Management Company	29.0
Walden Midcap Fund	Boston Trust & Investment Management Company	98.2
Walden SMID Cap Fund	Boston Trust & Investment Management Company	59.7
Walden Small Cap Fund	Boston Trust & Investment Management Company	33.5

7.              Subsequent Events:

Management evaluated subsequent events through the date these financial statements were issued and concluded no subsequent events required recognition or disclosure in these financial statements.

Continued

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Boston Trust & Walden Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Boston Trust & Walden Funds comprising the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Innovations Fund and Walden Small Cap Innovations Fund (the “Funds”) as of March 31, 2014, and the related statements of operations for the year then ended, changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund and Walden Small Cap Innovations Fund, the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financials highlights for each of the three periods in the period then ended for the Boston Trust SMID Cap Fund and Walden Midcap Fund, and the related statements of operations for the year then ended, changes in net assets and the financial highlights for each of the two periods in the period then ended for the Walden SMID Cap Innovations Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Boston Trust & Walden Funds, as of March 31, 2014, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD. Cleveland, Ohio
May 29, 2014

Supplementary Information (Unaudited)	March 31, 2014

Federal Income Tax Information:

During the fiscal year ended March 31, 2014, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains
Asset Management Fund	$2,697,054
Midcap Fund	761,028
SMID Cap Fund	280,547
Small Cap Fund	25,406,440
Walden Asset Management Fund	367,798
Walden Equity Fund	719,069
Walden Midcap Fund	205,678
Walden SMID Cap Fund	237,921
Walden Small Cap Fund	5,471,637

During the fiscal year ended March 31, 2014, the Funds declared short-term realized gain distributions in the following amounts:

Short-Term Capital Gains
Asset Management Fund	$11,983
Midcap Fund	224,087
SMID Cap Fund	44,236
Small Cap Fund	12,349,890
Walden Asset Management Fund	59,727
Walden SMID Cap Fund	699,079
Walden Small Cap Fund	1,838,164

For the fiscal year ended March 31, 2014, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
Asset Management Fund	100.00%
Equity Fund	100.00%
Midcap Fund	94.62%
SMID Cap Fund	57.91%
Small Cap Fund	32.63%
Walden Asset Management Fund	100.00%
Walden Equity Fund	100.00%
Walden Midcap Fund	100.00%
Walden SMID Cap Fund	20.39%
Walden Small Cap Fund	56.55%

For the fiscal year ended March 31, 2014, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

Qualified Dividend Income
Asset Management Fund	100.00%
Equity Fund	100.00%
Midcap Fund	96.00%
SMID Cap Fund	58.01%
Small Cap Fund	32.38%
Walden Asset Management Fund	100.00%
Walden Equity Fund	100.00%
Walden Midcap Fund	100.00%
Walden SMID Cap Fund	20.38%
Walden Small Cap Fund	56.18%

Continued

Table of Shareholder Expenses:

As a shareholder of the Trust, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Funds & Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013, through March 31, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio During Period 10/1/13 - 3/31/14
Asset Management Fund	$1,000.00	$1,081.30	$4.77	0.92%
Equity Fund	1,000.00	1,101.80	5.03	0.96%
Midcap Fund	1,000.00	1,084.10	5.20	1.00%
SMID Cap Fund	1,000.00	1,083.60	5.19	1.00%
Small Cap Fund	1,000.00	1,068.90	5.16	1.00%
Walden Asset Management Fund	1,000.00	1,079.80	5.19	1.00%
Walden Equity Fund	1,000.00	1,106.10	5.25	1.00%
Walden Midcap Fund	1,000.00	1,079.00	5.18	1.00%
Walden SMID Cap Fund	1,000.00	1,083.90	5.20	1.00%
Walden Small Cap Fund	1,000.00	1,072.10	5.17	1.00%

(1)   Expenses are equal to the average account value times a Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio During Period 10/1/13 - 3/31/14
Asset Management Fund	$1,000.00	$1,020.34	$4.63	0.92%
Equity Fund	1,000.00	1,020.14	4.84	0.96%
Midcap Fund	1,000.00	1,019.95	5.04	1.00%
SMID Cap Fund	1,000.00	1,019.95	5.04	1.00%
Small Cap Fund	1,000.00	1,019.95	5.04	1.00%
Walden Asset Management Fund	1,000.00	1,019.95	5.04	1.00%
Walden Equity Fund	1,000.00	1,019.95	5.04	1.00%
Walden Midcap Fund	1,000.00	1,019.95	5.04	1.00%
Walden SMID Cap Fund	1,000.00	1,019.95	5.04	1.00%
Walden Small Cap Fund	1,000.00	1,019.95	5.04	1.00%

(1)

Expenses are equal to the average account value times a Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year.

Continued

Tabular Summary of Schedules of Portfolio Investments:

The Boston Trust Funds invested, as a percentage of total net assets, in the following industries as of March 31, 2014.

Asset Management Fund

Security Allocation for the Schedule of Portfolio Investments	Percentage of Total Net Assets
Industrials	16.1%
Financials	15.2%
Information Technology	12.7%
U.S. Government & U.S. Government Agency Obligations	10.9%
Consumer Discretionary	10.0%
Health Care	9.7%
Consumer Staples	7.5%
Energy	7.1%
Investment Companies	4.6%
Materials	3.8%
Municipal Bonds	2.0%
Telecommunication Services	0.2%
Other net assets	0.2%
Total	100.0%

Equity Fund

Security Allocation for the Schedule of Portfolio Investments	Percentage of Total Net Assets
Industrials	19.8%
Financials	16.3%
Information Technology	14.3%
Consumer Discretionary	12.7%
Health Care	11.6%
Consumer Staples	10.2%
Energy	9.5%
Materials	4.9%
Investment Companies	0.5%
Other net assets	0.2%
Total	100.0%

Midcap Fund

Security Allocation for the Schedule of Portfolio Investments	Percentage of Total Net Assets
Consumer Discretionary	16.7%
Financials	16.5%
Industrials	16.0%
Information Technology	13.4%
Health Care	12.1%
Energy	7.1%
Consumer Staples	6.7%
Materials	5.3%
Utilities	3.7%
Real Estate Investment Trusts (REITs)	1.4%
Investment Companies	1.1%
Other net assets	0.0%
Total	100.0%

SMID Cap Fund

Security Allocation for the Schedule of Portfolio Investments	Percentage of Total Net Assets
Financials	20.5%
Industrials	16.6%
Information Technology	16.4%
Consumer Discretionary	13.4%
Health Care	11.0%
Materials	6.6%
Energy	6.1%
Utilities	4.1%
Consumer Staples	2.8%
Real Estate Investment Trusts (REITs)	1.6%
Investment Companies	0.8%
Other net assets	0.1%
Total	100.0%

Small Cap Fund

Security Allocation for the Schedule of Portfolio Investments	Percentage of Total Net Assets
Financials	19.8%
Information Technology	19.2%
Industrials	16.2%
Health Care	13.4%
Consumer Discretionary	12.0%
Energy	5.4%
Materials	5.3%
Utilities	3.2%
Consumer Staples	2.6%
Real Estate Investment Trusts (REITs)	2.0%
Investment Companies	0.4%
Other net assets	0.5%
Total	100.0%

Continued

The Walden Funds invested, as a percentage of total net assets, in the following industries as of March 31, 2014.

Walden Asset Management Fund

Security Allocation for the Schedule of Portfolio Investments	Percentage of Total Net Assets
U.S. Government & U.S. Government Agency Obligations	16.1%
Financials	14.6%
Information Technology	13.7%
Industrials	12.4%
Health Care	11.2%
Consumer Staples	9.8%
Consumer Discretionary	9.1%
Energy	5.9%
Materials	3.2%
Investment Companies	2.9%
Municipal Bonds	0.9%
Telecommunication Services	0.1%
Other net assets	0.1%
Total	100.0%

Walden Equity Fund

Security Allocation for the Schedule of Portfolio Investments	Percentage of Total Net Assets
Information Technology	17.3%
Financials	16.2%
Industrials	15.9%
Health Care	13.9%
Consumer Discretionary	12.0%
Consumer Staples	11.9%
Energy	7.6%
Materials	4.4%
Investment Companies	0.3%
Other net assets	0.5%
Total	100.0%

Walden Midcap Fund

Security Allocation for the Schedule of Portfolio Investments	Percentage of Total Net Assets
Industrials	16.4%
Financials	15.7%
Consumer Discretionary	15.6%
Information Technology	13.7%
Health Care	12.7%
Energy	7.3%
Consumer Staples	6.9%
Materials	5.3%
Utilities	3.5%
Real Estate Investment Trusts (REITs)	1.5%
Investment Companies	1.4%
Other net assets	0.0%
Total	100.0%

Walden SMID Cap Innovations Fund

Security Allocation for the Schedule of Portfolio Investments	Percentage of Total Net Assets
Financials	20.7%
Information Technology	16.0%
Industrials	15.9%
Consumer Discretionary	13.6%
Health Care	10.7%
Materials	6.7%
Energy	5.9%
Utilities	4.2%
Consumer Staples	2.8%
Real Estate Investment Trusts (REITs)	1.8%
Investment Companies	0.9%
Other net assets	0.8%
Total	100.0%

Walden Small Cap Innovations Fund

Security Allocation for the Schedule of Portfolio Investments	Percentage of Total Net Assets
Financials	19.7%
Information Technology	19.1%
Industrials	15.5%
Health Care	13.4%
Consumer Discretionary	11.7%
Energy	5.8%
Materials	5.4%
Utilities	3.3%
Consumer Staples	2.9%
Real Estate Investment Trusts (REITs)	1.9%
Investment Companies	1.3%
Other net assets	0.0%
Total	100.0%

Other Information:

A description of the policies and guidelines that the Funds use to determine how to vote proxies related to portfolio securities is available: (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http:// www.sec.gov.

Proxy voting policies and guidelines as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the Boston Trust & Investment Management, Inc. website at http://www.btim.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Continued

The annual consideration by the Board of Trustees (the “Board”) of the continuation of the investment advisory agreement between Boston Trust Investment Management, Inc., (the “Adviser”) and Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Innovations Fund and Walden Small Cap Innovations Fund (the “Funds”).

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with the Boston Trust Investment Management, Inc. (the “Adviser”) be renewed annually by the Board, including a majority of the Board of Trustees of The Boston Trust & Walden Funds (the “Trust”) who are not “interested persons” of the Trust or of the Adviser (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board considered the continuation of the Investment Advisory Agreement at an in-person meeting held on February 28, 2014. The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of each series of the Trust (the “Funds”) and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of Funds’ shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser.

At the meeting on February 28, 2014, the Board engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed the information and data listed above, as supplemented by Citi Fund Services Ohio, Inc., the Trust’s administrator. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations. The Board reviewed the performance of the Boston Trust Funds and the Walden Funds from inception through December 31, 2013, comparing the performance to various indices and also, in the case of the Boston Trust Asset Management Fund and the Walden Asset Management Fund, to a bond index, equity index and Treasury bills. The Board noted that as of December 31, 2013, all of the Funds underperformed their respective indices for the one-year and five-year periods. The Boston Trust Equity Fund, the Boston Trust SMID Cap Fund, the Walden Midcap Fund, the Walden SMID Cap Innovations Fund and the Walden Small Cap Innovations Fund each also underperformed their respective indices for the since inception period. While the Boston Trust Asset Management Fund underperformed the S&P 500 Index for all periods, it outperformed the 90 Day US Treasury Bills and the Barclays Capital G/C Bond Index for all periods. The Walden Asset Management Fund outperformed all indices for the since inception period, and outperformed the 90 Day US Treasury Bills and the Barclays Capital G/C Bond Index for all periods. The Board noted information included with the Board materials showing the while the Funds underperformed their benchmarks, they participated in the rising market. The information also demonstrated the downside protection that is part of the Adviser’s, with the Funds outperforming their benchmarks in a falling market.

The Board then turned to a review of the range of advisory fees paid by the Boston Trust Funds and Walden Funds to the Adviser and the total operating expenses of each Fund. The Board noted that, with the exception of the Boston Trust Asset Management Fund, Walden Asset Management Fund, Boston Trust Equity and the Walden Equity Fund, each Boston Trust Fund and Walden Fund has a contractual advisory fee that is below the peer group average. The contractual advisory fees for the Boston Trust Asset Management Fund, Walden Asset Management Fund, Boston Trust Equity and the Walden Equity Fund were 0.02% above the median fees for the peer group and 0.25% below the highest fees in the peer group.

The Board noted that the Adviser has been operating under an Expense Limitation Agreement that requires the Adviser to waive fees and/ or reimburse expenses to the extent total operation expenses of all any Fund exceeds 1.00%. The actual advisory fees charged by all the Boston Trust and Walden Funds, except the Boston Trust Asset Management Fund and the Boston Trust Equity, are below the peer group average after expense waivers and/or reimbursements. The actual advisory fees for the Boston Trust Asset Management Fund was 0.04% above the average for the peer group, while the actual advisory fees for the Boston Trust Equity Fund was 0.06% above the peer group average. However, after waivers and reimbursements, both the Boston Trust Asset Management Fund and the Boston Trust Equity Fund were well below the peer group’s highest fee of 1.00%.

Turning to total operating expenses, the Board noted that the expense ratios for all the Boston Trust Funds and Walden Funds, other than the Boston Trust Equity and the Walden Equity Fund, are lower than the industry average after expense waivers and/or reimbursements. The expense ratio for the Boston Trust Equity was equal to the industry average and the Walden Equity Fund was 0.05% above the peer group average. However, both were well below the highest expense ratio of 1.59%. After considering the comparative data as described above, and the proposed renewal of the Expense Limitation Agreement, the Board concluded that the advisory fees and expense ratios were reasonable.

Continued

The Board then gave careful consideration to the nature, extent and quality of the services provided by the Adviser. The Trustees reviewed the Adviser’s organizational structure and the investment philosophy, portfolio construction process, fixed income approach and brokerage policies of the Adviser and its parent, Boston Trust & Investment Management Company (“Boston Trust”). The Board reviewed the Adviser’s experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser. The Board reviewed biographical information about the employees of the Adviser and Boston Trust and discussed the Adviser’s succession planning. Taking into account the personnel involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

Next, in reviewing the costs of the services to be provided and the profits to be realized by the Adviser, the Board reviewed the Adviser’s income statements for calendar years 2012 and 2013 and the gross and net profit margins realized on each Fund. The Board noted that the adviser’s relationship with the Funds was profitable even though the Adviser was operating under an Expense Limitation Agreement with the Trust. The Board discussed the custody and transfer agency fees earned by Boston Trust for services provided to the Funds, which are reduced by amounts paid for sub-custody services.

In reaching its conclusions with respect to the continuation of the Investment Advisory Agreement, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced their decision making process. The Board did, however, identify the commitment of the Adviser to the successful operation of the Funds and the level of Fund expenses as being important elements of their consideration. The Board took notice of the fact that the Adviser has maintained an Expense Limitation Agreement with respect to each of the Funds since the inception of each Fund pursuant to which total operating expenses for each of the Funds is limited, which the Board noted benefits shareholders in each of the Funds. The Board took further notice of the fact that the Adviser has agreed to continue the Expense Limitation Agreement for each of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

Information about Trustees and Officers (Unaudited)	March 31, 2014

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035, unless otherwise listed. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are referred to as Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-282-8782 or by visiting www.btim.com.

					Other
				Number of Funds	Directorships
	Positions(s)	Term of Office*		in Fund Complex	Held by Trustee
	Held with	and Length of	Principal Occupation(s)	Overseen by	during the past
Name, Date of Birth	the Funds	Time Served	During Past Five Years	Trustee	five years
INTERESTED TRUSTEES

Lucia B. Santini	Trustee and	Since 2011	Managing Director, Boston Trust Investment Management, Inc., February, 2001 to present.	10	None
One Beacon Street,	President
33rd Floor
Boston, MA 02108
Date of Birth: 10/2/1958

Heidi Soumerai	Trustee	Since 2013	Managing Director and Director of ESG Research, Boston Trust & Investment Management Company, August 2004 to present; Research Analyst, Boston Trust & Investment Management, January 1985 to present.	10	None
One Beacon Street,
33rd Floor
Boston, MA 02108
Date of Birth: 9/14/1957

INDEPENDENT TRUSTEES

Michael M. Van Buskirk	Trustee and Chairman of the Board	Since 1992	Formerly President and Chief Executive Officer, Ohio Bankers League, May 1991 to December 2013.	10	The Coventry
Date of Birth: 2/22/1947					Funds Trust;
					Advisers Investment
					Trust

Diane E. Armstrong	Trustee	Since 2004	President, Armstrong Financial Services (financial planning firm), November 2012 to present; Managing Director of Financial Planning Services, WealthStone (financial planning firm), July 2008 to present.	10	The Coventry Funds Trust
Date of Birth: 7/2/1964

Dr. James H. Woodward	Trustee	Since 2006	Chancellor Emeritus, University of North Carolina at Charlotte, August 2005 to present. Chancellor, North Carolina State University, June 2009 to April 2010.	10	The Coventry Funds Trust
Date of Birth: 11/24/1939

OFFICERS WHO ARE NOT TRUSTEES

Jennifer Ellis	Treasurer	Since 2011	Chief Financial Officer/Treasurer, Boston Trust & Investment Management Company, May 2011 to present; Finance Director, Bain Capital, June 2008 to May 2010.	N/A	N/A
One Beacon Street,
33rd Floor
Boston, MA 02108
Date of Birth: 7/29/1972

Curtis Barnes	Secretary	Since 2007	Senior Vice President-Regulatory Administration Citi Fund Services Ohio, Inc. (fund administrator), May 1995 to present.	N/A	N/A
100 Summer Street
Boston, MA 02110
Date of Birth: 9/24/1953

Eric B. Phipps**	ChiefCompliance Officer	Since 2006	Vice President, Citi Fund Services Ohio, Inc. (fund administrator), June 2006 to present.	N/A	N/A
Date of Birth: 6/20/1971

*	Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.
**

Mr. Phipps serves as Chief Compliance Officer. His compensation is reviewed and approved by the Board of Trustees and paid by Citi pursuant to a Compliance Services Agreement between Citi and the Trust. The fee paid pursuant to the Compliance Services Agreement by the Fund is not indicative of the total compensation received by Mr. Phipps.

Ms. Santini and Ms. Soumerai are considered “interested persons” of the Trust as defined in the 1940 Act due to their employment with Boston Trust Investment Management, Inc., the Funds’ Investment Adviser.

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Investment Adviser

Boston Trust Investment Management, Inc.

One Beacon Street

Boston, MA 02108

Custodian and Transfer Agent

Boston Trust & Investment Management Company

One Beacon Street

Boston, MA 02108

Administrator

Citi Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

Distributor

BHIL Distributors, Inc.

4041 N. High Street, Suite 402

Columbus, OH 43214

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

05/14

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Diane Armstrong, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		2014	2013
(a)	Audit Fees	$95,000	$95,000

(b)	Audit-Related Fees	$15,000	$13,500

The fees for 2013 relate to the consent issuance in three Form 17f-2 filings filed with the Securities and Exchange Commission (“SEC”).

The fees for 2014 relate to the consent issuance in three Form 17f-2 filings filed with the SEC.

		2014	2013
(c)	Tax Fees	$25,000	$25,000

Tax fees for both years related to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

		2014	2013
(d)	All Other Fees	$0	$0

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a) Included as part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Boston Trust & Walden Funds

By (Signature and Title)*	/s/ Lucia Santini, President

Date:	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Lucia Santini, President

Date:	May 30, 2014

By (Signature and Title)*	/s/ Jennifer Ellis, Treasurer

Date:	May 30, 2014